UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:811-09086

TD Asset Management USA Funds Inc.

(Exact name of registrant as specified in charter)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip code)

R. Michael Thorfinnson, TD Asset Management USA Funds Inc.

399 Park Avenue, New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 646-828-3653

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TD Asset Management

ANNUAL REPORT

October 31, 2018

TD Asset Management USA Funds Inc.

TD Money Market Portfolio

–	Investor Class
–	Premium Class
–	Class A
–	Select Class

TD U.S. Government Portfolio

–	Investor Class
–	Class A

TD Municipal Portfolio

–	Investor Class
–	Class A

TD California Municipal Money Market Portfolio

–	Investor Class
–	Class A

TD New York Municipal Money Market Portfolio

–	Investor Class
–	Class A

NOT FDIC INSURED •   NO BANK GUARANTEE •   MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-669-3900, or by visiting the SEC’s website at http://www.sec.gov.

The Portfolios’ proxy voting record for the most recent 12-month period ended June 30th is available, without charge, online at www.tdassetmanagementusa.com. It is also available by visiting the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. They are available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Donald J. Herrema Chairman of the Board	Robert P. Herrmann James E. Kelly Barbara F. Palk
EXECUTIVE OFFICERS
Michael Thorfinnson President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Maya Gittens Chief Legal Officer and Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
James Bernstein Secretary

Service Providers

Investment Manager & Administrator
TDAM USA Inc.
399 Park Avenue
New York, NY 10022

Independent Registered
Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Custodian
BNY Mellon
One Wall Street
New York, NY 10286

Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Transfer Agent
TD Ameritrade Clearing, Inc.
200 South 108th Avenue
Omaha, NE 68154-2631

Shareholder Servicing Agent
TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Independent Directors Counsel
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary to Shareholders

Commentary

The 2018 fiscal year (November 1, 2017 to October 31, 2018) saw mixed results for domestic financial assets, with equities posting positive gains while fixed income declined. On the economic front, the U.S. economy continued to show signs of strength as gross domestic product (GDP) grew 3.5% in Q3 2018 and 4.2% in Q2 2018. Personal consumption and government spending contributed positively to the growth in GDP while residential fixed investment and net exports subtracted from growth. Meanwhile, U.S. Treasuries and corporate bonds were down during the period, evidenced by the Bloomberg Barclays U.S. Aggregate Bond Index returning -2.05% over the period.

U.S. equities, as represented by the S&P 500 Total Return Index, rose over the period, gaining approximately 7.4%. Performance was led by the Consumer Discretionary, Information Technology and Health Care sectors. The Consumer Discretionary sector benefited from a robust labor market that drove consumer spending, while the Health Care sector was driven by higher demand being met by quality companies with rising dividends. The Information Technology sector also fared well during the period, driven by the 2017 Tax Cuts and Jobs Act.

In its last policy announcement on November 8, 2018, the U.S. Federal Reserve (the “Fed”) maintained the target range for the federal funds rate between 2% and 2.25%. Overall, the Fed raised rates 4 times during the 2018 fiscal year from a range of 1% and 1.25%. The Fed reiterated that economic growth remains robust and labor market conditions continued to strengthen with unemployment near historical lows. Consumer spending continued to grow while the pace of business investment has moderated somewhat from earlier in the year. Core inflation is expected to remain near the Fed’s target of 2% on a 12-month basis. The Fed’s next policy announcement is scheduled for December 18, 2018.

Global equities, as measured by the MSCI ACWI (ex-USA) Total Return Index, were down during the reporting period, posting a return of approximately -6.3%. European GDP growth advanced during the second quarter, while unemployment and inflation rates remained fairly stable. The European Central Bank held its interest rate steady at 0.00%. The Bank of England raised its interest rate to 0.75% in August, as inflation rose and GDP grew 0.4% in the second quarter. Japan’s GDP rebounded in the second quarter versus the previous quarter, and the Bank of Japan maintained its interest rate at -0.10%.

Looking Ahead

Overall, the economic picture in the United States is stronger than the global outlook. The U.S. economy remains robust and has shown a divergence in growth versus the rest of the world. Global Purchasing Managers Indices remain in positive territory but are showing signs of deteriorating. Capacity utilization continues to edge higher with the U.S. output gap closing and performing above its potential. However, rising yields and escalating trade tensions, particularly between the U.S. and China, may weigh on equity prices and lead to greater volatility in the coming months.

With expectations of further interest rate increases in the U.S., bond yields are expected to rise, which may place pressure on both equity and bond prices. Although equity market valuations have come down to more reasonable levels in recent months, we believe that market volatility is likely to remain heightened as geopolitical risks have become more pronounced. Trade frictions are expected to persist for some time and the relationship between the U.S. and China will be tested at upcoming discussions.

Global interest rates are still accommodative, and the U.S. economy continues to be strong. We believe a balanced approach is warranted and favor a well-diversified portfolio to help protect against increased volatility.

As always, we thank you for your business. We look forward to continuing to help you manage your money successfully.

Michael Thorfinnson, CFA
President and Chief Executive Officer
TD Asset Management USA Funds Inc.

October 31, 2018

You could lose money by investing in the U.S. Government Portfolio. Although this Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

You could lose money by investing in the Money Market, Municipal, California Municipal Money Market, or New York Municipal Money Market Portfolios. Although these Funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. A Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if that Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a full or summary prospectus containing this and other information about the Funds, please call your financial adviser or TD Ameritrade Institutional at 1-800-431-3500, or TD Ameritrade Client Services at 1-800-669-3900. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

Disclosure of Portfolio Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Portfolio’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 through October 31, 2018).

The table on the following page illustrates your Portfolio’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Portfolio in the “Actual” line under the heading “Expenses Paid During Period.”
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Portfolio’s costs with those of other mutual Portfolios. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Portfolio’s actual expense ratio. This information assumes that the Portfolio had a return of 5% before expenses during the year, (which is not the Portfolio’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Disclosure of Portfolio Expenses (Unaudited) (Continued)

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratios 5/1/18 to 10/31/18	Expenses Paid During Period* 5/1/18 to 10/31/18
TD Money Market Portfolio – Investor Class
Actual	$1,000.00	$1,007.20	0.65%	$3.29
Hypothetical (5% Return before expenses)	1,000.00	1,021.93	0.65	3.31
TD Money Market Portfolio – Premium Class
Actual	1,000.00	1,007.10	0.65	3.29
Hypothetical (5% Return before expenses)	1,000.00	1,021.93	0.65	3.31
TD Money Market Portfolio – Class A
Actual	1,000.00	1,006.60	0.75	3.79
Hypothetical (5% Return before expenses)	1,000.00	1,021.42	0.75	3.82
TD Money Market Portfolio – Select Class
Actual	1,000.00	1,007.70	0.55	2.78
Hypothetical (5% Return before expenses)	1,000.00	1,022.43	0.55	2.80
TD U.S. Government Portfolio – Investor Class
Actual	1,000.00	1,006.10	0.68	3.44
Hypothetical (5% Return before expenses)	1,000.00	1,021.78	0.68	3.47
TD U.S. Government Portfolio – Class A
Actual	1,000.00	1,005.60	0.79	3.99
Hypothetical (5% Return before expenses)	1,000.00	1,021.22	0.79	4.02
TD Municipal Portfolio – Investor Class
Actual	1,000.00	1,003.50	0.69	3.48
Hypothetical (5% Return before expenses)	1,000.00	1,021.73	0.69	3.52
TD Municipal Portfolio – Class A
Actual	1,000.00	1,003.00	0.79	3.99
Hypothetical (5% Return before expenses)	1,000.00	1,021.22	0.79	4.02
TD California Municipal Money Market Portfolio – Investor Class
Actual	1,000.00	1,002.80	0.69	3.48
Hypothetical (5% Return before expenses)	1,000.00	1,021.73	0.69	3.52
TD California Municipal Money Market Portfolio – Class A
Actual	1,000.00	1,002.30	0.79	3.99
Hypothetical (5% Return before expenses)	1,000.00	1,021.22	0.79	4.02
TD New York Municipal Money Market Portfolio – Investor Class
Actual	1,000.00	1,003.10	0.74	3.74
Hypothetical (5% Return before expenses)	1,000.00	1,021.48	0.74	3.77
TD New York Municipal Money Market Portfolio – Class A
Actual	1,000.00	1,002.60	0.84	4.24
Hypothetical (5% Return before expenses)	1,000.00	1,020.97	0.84	4.28
*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184/365 (to reflect one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Portfolios are designating the following items with regard to distributions paid during the year:

	Capital Gain Distribution	Ordinary Income Distribution	Tax Exempt Income Distribution(1)	Total	U.S. Government Interest(2)	Interest Related Dividends(3)	Short-Term Capital Gain Dividends(4)
TD Money Market Portfolio	0.00%	100.00%	0.00%	100.00%	5.37%	67.11%	100.00%
TD U.S. Government Portfolio	0.00%	100.00%	0.00%	100.00%	53.43%	67.58%	100.00%
TD Municipal Portfolio	0.00%	0.21%	99.79%	100.00%	100.00%	75.24%	0.00%
TD California Municipal Money Market Portfolio	0.00%	0.86%	99.14%	100.00%	100.00%	100.00%	0.00%
TD New York Municipal Money Market Portfolio	0.00%	1.53%	98.47%	100.00%	100.00%	100.00%	0.00%

(1)	“Tax Exempt Income Distribution” represents the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax, provided the Portfolio meets certain requirements.
(2)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the year ended October 31, 2018. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. government obligations is exempt from state income tax, provided the Portfolio meets certain requirements.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.
(4)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
PORTFOLIO SUMMARIES AS OF 10/31/18 (Unaudited)

*	The seven-day yield is calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. The Investment Manager and its affiliates from time to time may waive the Portfolio’s fees or assume certain Portfolio expenses in an effort to maintain certain net yields for the Portfolios. Accordingly, any waiver or expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Please remember that money market portfolio yields fluctuate, and that past performance is not an indication of future results.
**	Maturity and Portfolio compositions are subject to change.
***	U.S. Government guarantee applies to the underlying securities of the Portfolio and not the Portfolio shares.

TD ASSET MANAGEMENT USA FUNDS INC.
PORTFOLIO SUMMARIES AS OF 10/31/18 (Unaudited) (Concluded)

*	The seven-day yield is calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. The Investment Manager and its affiliates from time to time may waive the Portfolio’s fees or assume certain Portfolio expenses in an effort to maintain certain net yields for the Portfolios. Accordingly, any waiver or expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Please remember that money market portfolio yields fluctuate, and that past performance is not an indication of future results.
**	Maturity and Portfolio compositions are subject to change.
***	Income may be subject to federal alternative minimum tax.
†	Tax-equivalent yields for the Investor Class shares of the Municipal, California Municipal Money Market and New York Municipal Money Market Portfolios are 1.26%, 1.16% and 0.66%, respectively; and the tax-equivalent yields for the Class A shares of the Municipal, California Municipal Money Market and New York Municipal Money Market Portfolios are 1.09%, 0.96% and 0.47%, respectively. This is assuming a 2018 maximum federal tax rate of 39.6% for the Municipal Portfolio, 51.9% federal and state for the California Municipal Money Market Portfolio, and 48.4% federal and state for the New York Municipal Money Market Portfolio.

Statements of Assets and Liabilities

October 31, 2018

	TD Money Market Portfolio	TD U.S. Government Portfolio	TD Municipal Portfolio	TD California Municipal Money Market Portfolio	TD New York Municipal Money Market Portfolio
ASSETS
Cost of investments and repurchase agreements	$1,811,739,743	$623,899,665	$560,342,000	$193,487,000	$115,285,000
Investments in securities, at value (Note 2)	$1,059,461,743	$280,919,665	$560,342,000	$193,487,000	$115,285,000
Repurchase agreements, at value (Note 2)	752,278,000	342,980,000	—	—	—
Cash	661	891	13,660,278	8,047,835	13,873,295
Receivable for capital shares sold	43,648,134	28,236,447	10,877,959	3,656,288	1,737,688
Receivable for investment securities sold	3,183,050	—	4,650,000	1,550,000	—
Interest receivable	678,749	193,637	750,734	237,185	125,281
Prepaid expenses	240,923	128,965	47,768	16,829	19,939
TOTAL ASSETS	1,859,491,260	652,459,605	590,328,739	206,995,137	131,041,203
LIABILITIES
Payable for capital shares redeemed	24,374,908	17,387,330	5,723,105	1,860,956	753,193
Shareholder servicing fees payable	183,702	119,531	123,575	43,236	28,616
Transfer agent fees payable	154,576	47,812	49,430	17,294	11,446
Payable to Investment Manager	150,331	23,907	49,430	17,294	11,446
Dividends payable to shareholders	94,473	28,859	15,551	3,946	3,492
Payable for Administration fees	78,801	47,812	24,716	8,647	5,723
Payable for Directors’ fees (Note 4)	1,714	1,714	1,714	1,714	1,714
Distribution fees payable	306,943	80,206	77,647	22,032	8,411
Other accrued expenses	219,412	162,501	105,512	73,422	48,597
TOTAL LIABILITIES	25,564,860	17,899,672	6,170,680	2,048,541	872,638
NET ASSETS	$1,833,926,400	$634,559,933	$584,158,059	$204,946,596	$130,168,565
Net assets consist of:
Paid-in-capital ($0.0001 par value common stock 27 billion, 12 billion, 8 billion, 7 billion and 4 billion shares authorized, respectively)	$1,833,897,444	$634,640,966	$584,153,665	$204,945,378	$130,205,555
Total distributable earnings (loss)	28,956	(81,033)	4,394	1,218	(36,990)
Net assets, at value	$1,833,926,400	$634,559,933	$584,158,059	$204,946,596	$130,168,565
Investor Class net asset value, redemption price and offering price per share (Note 2)	$1.00	$1.00	$1.00	$1.00	$1.00
	($389,841,065 ÷ 389,878,693 shares)	($246,575,694 ÷ 246,610,227 shares)	($305,510,353 ÷ 305,530,356 shares)	($102,928,549 ÷ 102,923,913 shares)	($85,965,705 ÷ 85,999,074 shares)
Premium Class net asset value, redemption price and offering price per share (Note 2)	$1.00	N/A	N/A	N/A	N/A
	($68,874,508 ÷ 68,885,270 shares)
Class A net asset value, redemption price and offering price per share (Note 2)	$1.00	$1.00	$1.00	$1.00	$1.00
	($224,507,747 ÷ 224,439,233 shares)	($387,984,239 ÷ 388,031,734 shares)	($278,647,706 ÷ 278,623,810 shares)	($102,018,047 ÷ 102,025,526 shares)	($44,202,860 ÷ 44,226,208 shares)
Select Class net asset value, redemption price and offering price per share (Note 2)	$1.00	N/A	N/A	N/A	N/A
	($1,150,703,080 ÷ 1,150,694,247 shares)

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended October 31, 2018

	TD Money Market Portfolio	TD U.S. Government Portfolio	TD Municipal Portfolio	TD California Municipal Money Market Portfolio	TD New York Municipal Money Market Portfolio
INVESTMENT INCOME
Interest Income	$27,486,522	$17,321,443	$8,341,863	$2,638,244	$1,908,397
EXPENSES
Investment management fees	1,428,505	1,079,514	656,252	219,407	148,469
Distribution fees
Investor Class	474,200	853,039	375,207	94,492	37,400
Premium Class	276,168	N/A	N/A	N/A	N/A
Class A	441,250	684,203	661,837	182,332	76,958
Select Class	1,594,407	N/A	N/A	N/A	N/A
Shareholder servicing fees
Investor Class	1,077,725	1,938,719	852,740	295,283	233,750
Premium Class	37,832	N/A	N/A	N/A	N/A
Class A	525,298	814,529	787,903	253,239	137,425
Select Class	379,633	N/A	N/A	N/A	N/A
Transfer agent fees
Investor Class	431,087	775,482	341,094	118,112	93,499
Premium Class	37,832	N/A	N/A	N/A	N/A
Class A	210,118	325,809	315,159	101,295	54,970
Select Class	759,237	N/A	N/A	N/A	N/A
Directors’ fees (Note 4)	27,560	27,560	27,560	27,560	27,559
Administration fees	738,079	550,666	328,138	109,708	74,237
Registration fees	505,578	323,752	170,094	54,757	60,657
Professional fees	226,378	135,397	126,086	102,904	104,321
Custody fees	44,705	53,930	51,674	1,886	4,119
Shareholder reports and mailing	—	157,454	34,874	22,189	28,376
Other expenses	60,193	82,606	76,231	34,047	26,209
TOTAL EXPENSES	9,275,785	7,802,660	4,804,849	1,617,211	1,107,949
NET INVESTMENT INCOME	18,210,737	9,518,783	3,537,014	1,021,033	800,448
NET REALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS	29,535	(79,995)	4,442	1,450	(1,750)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$18,240,272	$9,438,788	$3,541,456	$1,022,483	$798,698

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD Money Market Portfolio		TD U.S. Government Portfolio		TD Municipal Portfolio
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
OPERATIONS:
Net investment income	$18,210,737	$3,230,635	$9,518,783	$1,937,053	$3,537,014	$802,673
Net realized gains (losses) from investment transactions	29,535	17,588	(79,995)	5,067	4,442	—
Net increase in net assets from operations	18,240,272	3,248,223	9,438,788	1,942,120	3,541,456	802,673
DISTRIBUTIONS(1)
Investor Class	(4,805,710)	(1,437,759)	(6,558,351)	(1,656,957)	(2,005,045)	(529,641)
Premium Class	(839,342)	(188,662)	N/A	N/A	N/A	N/A
Class A	(2,206,713)	(532,980)	(2,966,509)	(281,311)	(1,531,969)	(273,032)
Select Class	(10,376,312)	(1,159,707)	N/A	N/A	N/A	N/A
Total Distributions	(18,228,077)	(3,319,108)	(9,524,860)	(1,938,268)	(3,537,014)	(802,673)
CAPITAL SHARE TRANSACTIONS ($1.00 per share):
Investor Class:
Proceeds from shares sold	1,099,143,489	1,112,366,543	5,153,609,957	5,373,116,703	756,004,186	713,003,860
Shares issued in reinvestment of dividends	4,659,889	1,373,566	5,959,282	1,631,309	1,934,299	511,148
Payments for shares redeemed	(1,208,203,120)	(1,072,534,082)	(5,870,425,509)	(5,364,956,123)	(826,783,973)	(730,444,790)
Net increase (decrease) in net assets from Investor Class shares	(104,399,742)	41,206,027	(710,856,270)	9,791,889	(68,845,488)	(16,929,782)
Premium Class:
Proceeds from shares sold	111,832,423	42,697,754	N/A	N/A	N/A	N/A
Shares issued in reinvestment of dividends	649,479	151,274	N/A	N/A	N/A	N/A
Payments for shares redeemed	(111,324,328)	(47,297,138)	N/A	N/A	N/A	N/A
Net increase (decrease) in net assets from Premium Class shares	1,157,574	(4,448,110)	N/A	N/A	N/A	N/A
Class A:
Proceeds from shares sold	1,459,765,790	1,331,664,552	2,627,785,886	1,274,855,329	1,202,228,778	1,133,721,512
Shares issued in reinvestment of dividends	2,128,712	499,288	2,809,577	272,744	1,470,047	261,400
Payments for shares redeemed	(1,447,060,820)	(1,365,910,846)	(2,497,065,202)	(1,280,276,538)	(1,256,878,322)	(1,267,331,154)
Net increase (decrease) in net assets from Class A shares	14,833,682	(33,747,006)	133,530,261	(5,148,465)	(53,179,497)	(133,348,242)
Select Class:
Proceeds from shares sold	4,426,777,002	1,111,093,246	N/A	N/A	N/A	N/A
Shares issued in reinvestment of dividends	10,046,139	1,094,258	N/A	N/A	N/A	N/A
Payments for shares redeemed	(3,635,478,738)	(1,020,407,740)	N/A	N/A	N/A	N/A
Net increase in net assets from Select Class shares	801,344,403	91,779,764	N/A	N/A	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	712,935,917	94,790,675	(577,326,009)	4,643,424	(122,024,985)	(150,278,024)
TOTAL INCREASE (DECREASE) IN NET ASSETS	712,948,112	94,719,790	(577,412,081)	4,647,276	(122,020,543)	(150,278,024)
NET ASSETS:
Beginning of year	1,120,978,288	1,026,258,498	1,211,972,014	1,207,324,738	706,178,602	856,456,626
End of year	$1,833,926,400	$1,120,978,288 *	$634,559,933	$1,211,972,014 *	$584,158,059	$706,178,602 †

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
*	Includes undistributed (distributions in excess of) net investment income $—, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
†	Includes undistributed (distributions in excess of) net investment income $(49), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD California Municipal Money Market Portfolio		TD New York Municipal Money Market Portfolio
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
OPERATIONS:
Net investment income	$1,021,033	$235,088	$800,448	$192,191
Net realized gains (losses) from investment transactions	1,450	(141)	(1,750)	16
Net increase in net assets from operations	1,022,483	234,947	798,698	192,207
DISTRIBUTIONS(1)
Investor Class	(601,277)	(171,562)	(540,498)	(136,872)
Class A	(419,757)	(63,526)	(259,951)	(55,318)
Total Distributions	(1,021,034)	(235,088)	(800,449)	(192,190)
CAPITAL SHARE TRANSACTIONS ($1.00 per share):
Investor Class:
Proceeds from shares sold	303,258,495	295,431,667	177,163,370	148,358,449
Shares issued in reinvestment of dividends	583,048	167,355	522,371	133,695
Payments for shares redeemed	(335,603,747)	(308,426,777)	(186,467,489)	(151,956,384)
Net decrease in net assets from Investor Class shares	(31,762,204)	(12,827,755)	(8,781,748)	(3,464,240)
Class A:
Proceeds from shares sold	469,773,439	612,403,932	299,623,930	264,367,124
Shares issued in reinvestment of dividends	405,311	60,822	243,585	53,652
Payments for shares redeemed	(466,244,160)	(645,282,824)	(318,365,698)	(271,792,248)
Net increase (decrease) in net assets from Class A shares	3,934,590	(32,818,070)	(18,498,183)	(7,371,472)
Net decrease in net assets from capital share transactions	(27,827,614)	(45,645,825)	(27,279,931)	(10,835,712)
TOTAL DECREASE IN NET ASSETS	(27,826,165)	(45,645,966)	(27,281,682)	(10,835,695)
NET ASSETS:
Beginning of year	232,772,761	278,418,727	157,450,247	168,285,942
End of year	$204,946,596	$232,772,761 *	$130,168,565	$157,450,247 *

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
*	Includes undistributed (distributions in excess of) net investment income $—, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Please see accompanying notes to financial statements.

Financial Highlights

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Investor Class
	2018	2017	2016		2015		2014
TD Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.011	0.003	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000 *	0.000 *	0.000	*	(0.000	)*	0.000	*
Total from operations	0.011	0.003	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.011)	(0.003)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	(0.000)*	—		(0.000	)*	—
Total dividends and distributions	(0.011)*	(0.003)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	1.14%	0.31%	0.01%		0.01%		0.01%
Net assets end of year (000)	$389,841	$494,242	$453,066		$542,916		$583,522
Ratio of net expenses to average net assets	0.67%	0.68%	0.43%		0.15%		0.11%
Ratio of total expenses to average net assets	0.67%	0.77%	0.94%		0.94%		0.94%
Ratio of net investment income to average net assets	1.11%	0.30%	0.01%		0.01%		0.01%

	Premium Class
	2018	2017	2016		2015		2014
TD Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.011	0.003	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000 *	0.000 *	0.000	*	(0.000	)*	0.000	*
Total from operations	0.011	0.003	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.011)	(0.003)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	(0.000)*	—		(0.000	)*	—
Total dividends and distributions	(0.011)	(0.003)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	1.14%	0.32%	0.01%		0.01%		0.01%
Net assets end of year (000)	$68,874	$67,717	$72,170		$102,624		$113,938
Ratio of net expenses to average net assets	0.68%	0.67%	0.43%		0.15%		0.11%
Ratio of total expenses to average net assets	0.68%	0.67%	0.60%		0.60%		0.61%
Ratio of net investment income to average net assets	1.11%	0.30%	0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Class A
	2018	2017	2016		2015		2014
TD Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.010	0.002	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000 *	0.000 *	0.000	*	(0.000	)*	0.000	*
Total from operations	0.010	0.002	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.010)	(0.002)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	(0.000)*	—		(0.000	)*	—
Total dividends and distributions	(0.010)	(0.002)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	1.04%	0.24%	0.01%		0.01%		0.01%
Net assets end of year (000)	$224,508	$209,674	$243,438		$1,582,737		$1,573,084
Ratio of net expenses to average net assets	0.77%	0.75%	0.41%		0.16%		0.11%
Ratio of total expenses to average net assets	0.77%	0.87%	1.02%		1.02%		1.02%
Ratio of net investment income to average net assets	1.05%	0.22%	0.01%		0.01%		0.01%

	Select Class
	2018	2017	2016		2015		2014
TD Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.012	0.004	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000 *	0.000 *	0.000	*	(0.000	)*	0.000	*
Total from operations	0.012	0.004	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.012)	(0.004)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	(0.000)*	—		(0.000	)*	—
Total dividends and distributions	(0.012)	(0.004)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	1.24%	0.39%	0.01%		0.01%		0.01%
Net assets end of year (000)	$1,150,703	$349,345	$257,584		$725,470		$633,311
Ratio of net expenses to average net assets	0.56%	0.59%	0.42%		0.16%		0.11%
Ratio of total expenses to average net assets	0.56%	0.60%	0.62%		0.62%		0.62%
Ratio of net investment income to average net assets	1.37%	0.40%	0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Investor Class
	2018	2017	2016		2015		2014
TD U.S. Government Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.010	0.002	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	(0.000)*	0.000 *	0.000	*	0.000	*	(0.000	)*
Total from operations	0.010	0.002	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.010)	(0.002)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	(0.000)*	—		—		—
Total dividends and distributions	(0.010)	(0.002)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.96%	0.18%	0.01%		0.01%		0.01%
Net assets end of year (000)	$246,576	$957,465	$947,670		$792,116		$751,528
Ratio of net expenses to average net assets	0.68%	0.58%	0.33%		0.09%		0.06%
Ratio of total expenses to average net assets	0.68%	0.74%	0.95%		0.94%		0.95%
Ratio of net investment income to average net assets	0.85%	0.18%	0.01%		0.01%		0.01%

	Class A
	2018	2017	2016		2015		2014
TD U.S. Government Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.009	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	(0.000)*	0.000 *	0.000	*	0.000	*	(0.000	)*
Total from operations	0.009	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.009)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	(0.000)*	—		—		—
Total dividends and distributions	(0.009)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.86%	0.12%	0.01%		0.01%		0.01%
Net assets end of year (000)	$387,984	$254,507	$259,655		$280,639		$302,890
Ratio of net expenses to average net assets	0.79%	0.64%	0.32%		0.09%		0.06%
Ratio of total expenses to average net assets	0.79%	0.83%	1.03%		1.02%		1.03%
Ratio of net investment income to average net assets	0.91%	0.12%	0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Investor Class
	2018	2017	2016		2015		2014
TD Municipal Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.006	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	—	0.000	*	0.000	*	—
Total from operations	0.006	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.006)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	—	(0.000	)*	—		—
Total dividends and distributions	(0.006)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.60%	0.14%	0.01%		0.01%		0.01%
Net assets end of year (000)	$305,510	$374,354	$391,284		$393,780		$404,944
Ratio of net expenses to average net assets	0.68%	0.63%	0.30%		0.05%		0.07%
Ratio of total expenses to average net assets	0.68%	0.74%	0.95%		0.94%		0.95%
Ratio of net investment income to average net assets	0.59%	0.14%	0.01%		0.01%		0.01%

	Class A
	2018	2017	2016		2015		2014
TD Municipal Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.005	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	—	0.000	*	0.000	*	—
Total from operations	0.005	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.005)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	—	(0.000	)*	—		—
Total dividends and distributions	(0.005)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.50%	0.08%	0.01%		0.01%		0.01%
Net assets end of year (000)	$278,648	$331,825	$465,173		$544,219		$463,087
Ratio of net expenses to average net assets	0.78%	0.69%	0.29%		0.05%		0.06%
Ratio of total expenses to average net assets	0.78%	0.84%	1.03%		1.02%		1.03%
Ratio of net investment income to average net assets	0.49%	0.07%	0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Investor Class
	2018	2017	2016		2015		2014
TD California Municipal Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.005	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	(0.000)*	—		(0.000	)*	0.000	*
Total from operations	0.005	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.005)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	—	—		—		—
Total dividends and distributions	(0.005)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.51%	0.12%	0.01%		0.01%		0.01%
Net assets end of year (000)	$102,929	$134,690	$147,518		$162,885		$157,434
Ratio of net expenses to average net assets	0.69%	0.63%	0.30%		0.04%		0.05%
Ratio of total expenses to average net assets	0.69%	0.75%	0.98%		0.97%		0.97%
Ratio of net investment income to average net assets	0.51%	0.12%	0.01%		0.01%		0.01%

	Class A
	2018	2017	2016		2015		2014
TD California Municipal Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.004	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	(0.000)*	—		(0.000	)*	0.000	*
Total from operations	0.004	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.004)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	—	—		—		—
Total dividends and distributions	(0.004)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.41%	0.06%	0.01%		0.01%		0.01%
Net assets end of year (000)	$102,018	$98,083	$130,901		$224,103		$201,970
Ratio of net expenses to average net assets	0.79%	0.68%	0.28%		0.04%		0.05%
Ratio of total expenses to average net assets	0.79%	0.86%	1.06%		1.05%		1.05%
Ratio of net investment income to average net assets	0.41%	0.05%	0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

Financial Highlights (concluded)

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Investor Class
	2018	2017	2016		2015		2014
TD New York Municipal Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.006	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	0.000 *	0.000	*	0.000	*	0.000	*
Total from operations	0.006	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.006)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	—	—		—		—
Total dividends and distributions	(0.006)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.58%	0.14%	0.01%		0.01%		0.01%
Net assets end of year (000)	$85,966	$94,748	$98,213		$107,158		$101,884
Ratio of net expenses to average net assets	0.71%	0.61%	0.30%		0.04%		0.05%
Ratio of total expenses to average net assets	0.71%	0.75%	1.01%		1.01%		1.02%
Ratio of net investment income to average net assets	0.58%	0.14%	0.01%		0.01%		0.01%

	Class A
	2018	2017	2016		2015		2014
TD New York Municipal Money Market Portfolio
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.005	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	0.000 *	0.000	*	0.000	*	0.000	*
Total from operations	0.005	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.005)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	—	—		—		—
Total dividends and distributions	(0.005)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.48%	0.08%	0.01%		0.01%		0.01%
Net assets end of year (000)	$44,203	$62,702	$70,073		$104,542		$67,629
Ratio of net expenses to average net assets	0.81%	0.67%	0.28%		0.04%		0.05%
Ratio of total expenses to average net assets	0.81%	0.84%	1.09%		1.09%		1.10%
Ratio of net investment income to average net assets	0.47%	0.08%	0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: TD Money Market Portfolio (the “Money Market Portfolio”), TD U.S. Government Portfolio (the “U.S. Government Portfolio”), TD Municipal Portfolio (the “Municipal Portfolio”), TD California Municipal Money Market Portfolio (the “California Portfolio”) and TD New York Municipal Money Market Portfolio (the “New York Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). The assets of each Portfolio are separate from those of each other Portfolio, and a shareholder’s interest in a particular Portfolio does not extend to any other Portfolio. Each Portfolio is a diversified Portfolio, except for the California Portfolio and the New York Portfolio, which are non-diversified. The investment objective of each diversified Portfolio is to seek maximum current income to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The investment objective of each of the California Portfolio and the New York Portfolio is to seek maximum current income that is exempt from federal and California State or New York State and City (as applicable) income taxes, respectively, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The Money Market Portfolio has the flexibility to invest broadly in U.S. dollar-denominated securities of domestic and foreign issuers. The U.S. Government Portfolio offers an added measure of safety by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. The Municipal Portfolio offers investors Federal tax-exempt income by investing primarily in municipal securities. The California Portfolio and the New York Portfolio offer investors tax-exempt income on a Federal level by investing primarily in municipal securities, along with tax-exempt income in their respective states.

Note 2 — Significant Accounting Policies

The Portfolios are investment companies in conformity with U.S. generally accepted accounting principles (“GAAP”). Therefore, the Portfolios follow the accounting and reporting guidance for investment companies.

The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Portfolios’ financial statements are prepared in accordance with GAAP, which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — It is each Portfolio’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Portfolio will be able to maintain a stable net asset value of $1.00 per share. The net asset value (“NAV”) per share for each of the Portfolios is computed by dividing the total current value of the assets of a Portfolio, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Portfolio’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The Company accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

Securities Valuation — Each Portfolio’s securities are valued using the amortized cost method, which approximates market value. The amortized cost method involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

As of October 31, 2018, all the investments for the Money Market, U.S. Government, Municipal, California and New York Portfolios are classified as Level 2. For details of investment classifications, reference the Schedules of Investments.

For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities for all Portfolios. If applicable, transfers between levels are recognized at period end.

For the year ended October 31, 2018, there have been no significant changes to the Portfolios’ fair valuation methodologies.

Repurchase Agreements — Each Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc. (the Porfolios’ “Investment Manager” and “Administrator”) (under procedures adopted by the Company’s Board of Directors), subject to the seller’s agreement to repurchase and the Portfolio’s agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by each Portfolio under Master Repurchase Agreements (each, a “MRA” and together, the “MRAs”) which permit each Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

At October 31, 2018, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Money Market Portfolio
Bank of Montreal	$217,278,000	$217,278,000	$—	$—
Bank of Nova Scotia	255,000,000	255,000,000	—	—
RBC Capital Markets	280,000,000	280,000,000	—	—
	$752,278,000	$752,278,000	$—	$—
U.S. Government Portfolio
Bank of Montreal	$107,980,000	$107,980,000	$—	$—
Bank of Nova Scotia	115,000,000	115,000,000	—	—
RBC Capital Markets	120,000,000	120,000,000	—	—
	$342,980,000	$342,980,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Portfolio.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income — Interest income, including accretion and amortization of discounts and premiums on securities, is accrued daily.

Expense Offset Arrangement — The Portfolios have an arrangement with their custodian bank whereby the Portfolios receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Portfolios are charged a fee (i.e., “earnings debits”) by their custodian when negative cash balances are maintained. For the year ended October 31, 2018, earnings credits, as an offset to earnings debits, were less than $40,854 for each Portfolio.

Dividends and Distributions to Shareholders — Dividends arising from net investment income are declared daily and paid monthly. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of an Amended and Restated Investment Management Agreement with the Investment Manager, a wholly owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to each Portfolio, each Portfolio pays the Investment Manager an annual investment management fee, on a graduated basis, equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets over $2 billion.

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Portfolio. For such services, each Portfolio pays the Administrator a monthly fee at an annual rate of 0.05% of average daily net assets. The Administrator has entered into an agreement with SEI Investments Global Funds Services (“SEI”), pursuant to which SEI performs certain administrative services for the Funds. The Administrator pays SEI’s fees for providing these services.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

TD Ameritrade, Inc., an affiliate of the Investment Manager, has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of each Portfolio and Class. The Shareholder Services Agreement provides that each Portfolio and Class (other than the Premium Class and Select Class of the Money Market Portfolio) pays TD Ameritrade, Inc. a monthly fee at an annual rate of 0.25% of average daily net assets. Each of the Premium Class and Select Class of the Money Market Portfolio pays TD Ameritrade, Inc. a monthly fee at an annual rate of 0.05% of its average daily net assets.

TD Ameritrade Clearing, Inc. (the “Transfer Agent”), an affiliate of the Investment Manager, has been retained under a Transfer Agency Agreement to perform certain transfer agency services for each Portfolio and Class. For such services, each Portfolio and Class (other than the Premium Class of the Money Market Portfolio) pays the Transfer Agent a monthly fee at an annual rate of 0.10% of average daily net assets. The Premium Class of the Money Market Portfolio pays the Transfer Agent a monthly fee at an annual rate of 0.05% of average daily net assets.

The Portfolios’ Distribution Plan pursuant to Rule 12b-1 under the Act permits the Investor Class shares of each of the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio to pay from its assets distribution fees at a rate not to exceed 0.11% of the annual average daily net assets; the Investor Class shares of the California Municipal Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.08% of the annual average daily net assets; the Investor Class shares of the New York Municipal Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.04% of the annual average daily net assets; the Premium Class shares of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of the annual average daily net assets; Class A shares of each of the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio to pay from its assets distribution fees at a rate not to exceed 0.21% of the annual average daily net assets; Class A shares of the California Municipal Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.18% of the annual average daily net assets; Class A shares of the New York Municipal Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.14% of the annual average daily net assets; and the Select Class shares of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.21% of the annual average daily net assets. These distribution fees are computed and accrued daily and will be paid to broker-dealers, including TD Ameritrade, Inc. and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors.

For the year ended October 31, 2018, the Portfolios engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions, which complied with Rule 17a-7 under the Act, amounted to the following:

	Purchases	Sales	Realized Gain (Loss) on Sales
Municipal Portfolio	$—	$7,400,000	$—
California Portfolio	10,900,000	—	—
New York Portfolio	500,000	4,000,000	—

For the year ended October 31, 2018, the Investment Manager and its affiliates did not waive and/or reimburse fees.

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $69,500, payable quarterly;
2.	a meeting fee of $6,500 for each meeting attended in person;
3.	a meeting fee of $4,000 for each meeting attended by telephone;
4.	a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board;

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

5.	a meeting fee of $5,000 for each special meeting attended in person;
6.	retainer for the Chairman is $22,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,500 annually, payable quarterly.

Directors’ fees are allocated among the series of the Company.

Note 5 — Federal Income Taxes

It is each Portfolio’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Portfolio so qualifies, and distributes substantially all of its taxable net income, the Portfolio (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions, taken or expected to be taken in the course of preparing the Portfolios’ tax returns, to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax years (the current and prior 3 tax year ends), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Portfolios did not incur any interest or penalties.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. The following permanent differences, due to reclassification of distributions and expiring capital loss carryforwards, were reclassified to/from the following accounts as of October 31, 2018:

	Increase Undistributed Net Gains	Decrease Paid-in Capital
New York Portfolio	$148	$(148)

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

The tax character of distributions declared to shareholders during the fiscal years ended October 31, 2018 and 2017, were as follows:

		Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Totals
Money Market Portfolio	2018	$—	$18,228,077	$—	$18,228,077
	2017	—	3,319,108	—	3,319,108
U.S. Government Portfolio	2018	—	9,524,860	—	9,524,860
	2017	—	1,938,268	—	1,938,268
Municipal Portfolio	2018	3,532,511	4,503	—	3,537,014
	2017	802,390	283	—	802,673
California Portfolio	2018	1,015,582	5,452	—	1,021,034
	2017	234,316	772	—	235,088
New York Portfolio	2018	791,308	9,141	—	800,449
	2017	189,851	2,339	—	192,190

As of October 31, 2018, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Capital Loss Carryforwards	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Money Market Portfolio	$2,415,421	$—	$—	$(2,386,465)	$28,956
U.S. Government Portfolio	659,634	—	(79,995)	(660,672)	(81,033)
Municipal Portfolio	4,442	348,366	—	(348,414)	4,394
California Portfolio	1,228	94,183	—	(94,193)	1,218
New York Portfolio	—	58,306	(36,987)	(58,309)	(36,990)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Portfolios that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2018, the breakdown of capital loss carryforwards was as follows:

		Expiring October 31,
	Short-Term Loss	2018	2019	Total
U.S. Government Portfolio	$79,995	$—	$—	$79,995
New York Portfolio	36,548	—	439	36,987

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

During the year ended October 31, 2018, the California Portfolio utilized $222 of capital loss carryforwards to offset capital gains.

At October 31, 2018 the cost of investments of the Portfolios for Federal income tax purposes were substantially the same as the cost for financial reporting purposes.

Note 6 — Portfolio Risks

The California and New York Portfolios follow an investment policy of investing primarily in municipal obligations of one state (as indicated by the name of the respective Portfolio). Economic changes affecting the respective state and related public bodies and municipalities may affect the ability of issuers within such state to pay interest on, or repay principal of, municipal obligations held by the California or New York Portfolios.

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Portfolios that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Note 7 — New Accounting Pronouncement

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 8 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements as of the date of the report. However, the following are details relating to subsequent events that have occurred since October 31, 2018.

On September 26, 2018, the Board approved the liquidation of each Portfolio pursuant to the terms of a Plan of Liquidation for each Portfolio. The approval by the Board of the liquidations was based on the recommendation of the Investment Manager, which has determined that the Portfolios are no longer viable from a business and economic perspective.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

In connection with the liquidations, on November 16, 2018, the Investment Manager made a capital contribution to each of the U.S. Government Portfolio, California Portfolio and New York Portfolio to increase the net asset value per share of such Portfolios to $1.0000. The purpose of the capital contributions was to offset the historical losses previously realized by each Portfolio and to ensure that shareholder interests were not diluted and all shareholders in the Portfolio received the same value upon the Portfolio’s liquidation or in redemptions made following the capital contribution, but prior to the liquidation.

Portfolio	Capital Contribution
TD U.S. Government Portfolio	$82,028
TD California Municipal Money Market Portfolio	2,842
TD New York Municipal Money Market Portfolio	56,716

Each Portfolio was liquidated on November 19, 2018.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Money Market Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS — 21.8%
U.S. Treasury Bills
2.10%, 11/1/18 (A)	$100,000,000	$100,000,000
2.10%, 11/8/18 (A)	150,000,000	149,938,677
2.08%, 11/15/18 (A)	150,000,000	149,878,900
TOTAL U.S. TREASURY OBLIGATIONS		399,817,577
COMMERCIAL PAPER — 15.3%
Apple Inc.
2.19%, 11/2/18 (A)	25,000,000	24,998,479
2.18%, 11/6/18 (A)	25,000,000	24,992,430
Chevron Corp.
2.08%, 11/5/18 (A)	35,000,000	34,991,950
Exxon Mobil Corp.
2.13%, 11/9/18 (A)	50,000,000	49,976,389
2.07%, 11/14/18 (A)	25,000,000	24,981,403
Federation des Caisses Desjardins du Quebec
2.25%, 11/2/18 (A)	50,000,000	49,996,875
OMERS Finance Trust
2.15%, 11/5/18 (A)	30,028,000	30,020,860
Trinity Health Corp.
2.21%, 11/15/18 (A)	8,000,000	7,993,156
Yale University
2.13%, 11/7/18 (A)	31,650,000	31,638,817
TOTAL COMMERCIAL PAPER		279,590,359
MUNICIPAL OBLIGATIONS — 9.2%
Cincinnati, Childrens Hospital Medical Center, TECP
2.23%, 11/1/18	50,000,000	50,000,000
2.26%, 11/7/18	30,000,000	30,000,000
Kern, Water Bank Authority, Ser B, RB, (LOC: Wells Fargo Bank, N.A.)
2.25%, 11/1/18 (B)	1,074,000	1,074,000
New York State, HFA, Ser A, RB, (LOC: JPMorgan Chase Bank, N.A.)
2.25%, 11/7/18 (B)	40,000,000	40,000,000
University of California, Ser Z-1, RB
2.17%, 11/1/18 (B)	16,520,000	16,520,000
University of California, Ser Z-2, RB
2.20%, 11/1/18 (B)	30,575,000	30,575,000
TOTAL MUNICIPAL OBLIGATIONS		168,169,000
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.1%
FEDERAL HOME LOAN BANK — 4.1%
2.12%, 11/2/18 (A)	50,000,000	49,997,055
2.16%, 11/9/18 (A)	25,000,000	24,988,000
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		74,985,055

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 4.0%
BANKS — 3.6%
Australia & New Zealand Banking Group NY MTN
2.00%, 11/16/18	$15,000,000	$14,998,062
Citibank
2.57%, VAR ICE LIBOR USD 3 Month+0.230%, 11/9/18	500,000	500,010
International Bank for Reconstruction & Development DN
2.11%, 11/5/18 (A)	50,000,000	49,988,278
		65,486,350
DOMESTIC/FOREIGN BANK SUPPORTED — 0.2%
Corporate Finance Managers, Ser B
2.30%, 11/1/18 (B)	3,410,000	3,410,000
Partisan Property
2.30%, 11/7/18 (B)	103,350	103,350
		3,513,350
ENERGY — 0.1%
Chevron Corp.
1.79%, 11/16/18	3,000,000	2,999,913
INFORMATION TECHNOLOGY — 0.1%
Microsoft
1.30%, 11/3/18	2,000,000	1,999,951
TOTAL CORPORATE OBLIGATIONS		73,999,564
CERTIFICATES OF DEPOSIT — 3.4%
Bank of Montreal
2.28%, 11/6/18	12,900,000	12,900,188
Canadian Imperial Bank
1.96%, 11/13/18	50,000,000	50,000,000
TOTAL CERTIFICATES OF DEPOSIT		62,900,188
REPURCHASE AGREEMENTS — 41.0%
Bank of Montreal
2.18% dated 10/31/18, due 11/1/18 in the amount of $217,291,157, fully collateralized by U.S. Treasury obligations, par value $100 – $70,970,500, coupon range 0.00% – 3.63%, maturity range 12/6/18 – 8/15/47, value $221,623,616	217,278,000	217,278,000

TD ASSET MANAGEMENT USA FUNDS INC.
TD Money Market Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENTS (continued)
Bank of Nova Scotia
2.17% dated 10/31/18, due 11/1/18 in the amount of $255,015,371, fully collateralized by U.S. Treasury obligations, par value $7,940,000 – $190,056,500, coupon range 1.00% – 6.25%, maturity range 10/24/19 – 5/15/45, value $260,115,691	$255,000,000	$255,000,000
RBC Capital Markets
2.08% dated 10/31/18, due 11/1/18 in the amount of $280,016,178, fully collateralized by U.S. Treasury obligations, par value $6,834,900 – $60,195,500, coupon range 1.13% – 3.75%, maturity range 2/28/19 – 11/15/43, value $285,600,014	280,000,000	280,000,000
TOTAL REPURCHASE AGREEMENTS		752,278,000
TOTAL INVESTMENTS (Cost $1,811,739,743) — 98.8%		1,811,739,743
OTHER ASSETS AND LIABILITIES, NET — 1.2%		22,186,657
NET ASSETS — 100.0%		$1,833,926,400

(A)	The rate shown is the effective yield at time of purchase.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates. Date shown is the date on which the Portfolio can unconditionally demand payment.

DN — Discount Note

HFA — Housing Finance Agency

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LOC — Letter of Credit

MTN — Medium Term Note

N.A. — National Association

RB — Revenue Bond

Ser — Series

TECP — Tax Exempt Commercial Paper

VAR — Variable

USD — U.S. Dollar

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD U.S. Government Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS — 19.7%
U.S. Treasury Bills
2.10%, 11/1/18 (A)	$50,000,000	$50,000,000
2.10%, 11/8/18 (A)	25,000,000	24,989,780
2.08%, 11/15/18 (A)	40,000,000	39,967,829
U.S. Treasury Notes
3.75%, 11/15/18	10,000,000	10,006,225
TOTAL U.S. TREASURY OBLIGATIONS		124,963,834
U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.8%
FEDERAL FARM CREDIT BANK — 1.3%
2.12%, 11/1/18 (A)	8,000,000	8,000,000
FEDERAL HOME LOAN BANK — 16.5%
2.12%, 11/2/18 (A)	50,000,000	49,997,056
2.16%, 11/9/18 (A)	50,000,000	49,976,000
2.14%, 11/16/18 (A)	5,000,000	4,995,554
		104,968,610
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		112,968,610
COMMERCIAL PAPER — 6.8%
Army & Air Force Exchange
2.21%, 11/1/18 (A)	14,500,000	14,500,000
2.17%, 11/8/18 (A)	16,000,000	15,993,249
2.17%, 11/9/18 (A)	12,500,000	12,493,972
TOTAL COMMERCIAL PAPER		42,987,221

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENTS — 54.0%
Bank of Montreal
2.18% dated 10/31/18, due 11/1/18 in the amount of $107,986,539, fully collateralized by U.S. Treasury obligations, par value $10 – $23,290,100, coupon range 0.00% – 2.88%, maturity range 11/1/18 – 7/15/27, value $110,139,613	$107,980,000	$107,980,000
Bank of Nova Scotia
2.17% dated 10/31/18, due 11/1/18 in the amount of $115,006,932, fully collateralized by U.S. Treasury obligations, par value $20,000 – $26,844,300, coupon range 1.00% – 6.63%, maturity range 11/27/18 – 5/15/45, value $117,307,101	115,000,000	115,000,000
RBC Capital Markets
2.08% dated 10/31/18, due 11/1/18 in the amount of $120,006,933, fully collateralized by U.S. Treasury obligations, par value $251,000 – $35,921,100, coupon range 0.13% – 4.75%, maturity range 4/15/21 – 5/15/46, value $122,400,007	120,000,000	120,000,000
TOTAL REPURCHASE AGREEMENTS		342,980,000
TOTAL INVESTMENTS (Cost $623,899,665) — 98.3%		623,899,665
OTHER ASSETS AND LIABILITIES, NET — 1.7%		10,660,268
NET ASSETS — 100.0%		$ 634,559,933
(A)	The rate shown is the effective yield at time of purchase.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Municipal Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MUNICIPAL OBLIGATIONS — 95.9%
ALASKA — 1.0%
Valdez, Marine Terminal, Exxon Pipeline Project, Ser C, RB
1.65%, 11/1/18 (A)	$5,990,000	$5,990,000
CALIFORNIA — 16.5%
California State, EFA, California Institute of Technology Project, Ser B, RB
1.26%, 11/1/18 (A)	950,000	950,000
California State, Health Facilities Financing Authority, Scripps Health Project, Ser C, RB, (LOC: Northern Trust)
1.25%, 11/1/18 (A)	12,335,000	12,335,000
California State, HEFA, Stanford Hospital Project, Ser B-1, RB
1.30%, 11/1/18 (A)	5,000,000	5,000,000
California State, HFFA, Ser B, RB
1.20%, 11/7/18 (A)	9,035,000	9,035,000
California State, Kindergarten Project, GO, (LOC: State Street Bank & Trust)
1.22%, 11/1/18 (A)	3,630,000	3,630,000
California State, Kindergarten Project, Ser A-2, GO, (LOC: State Street Bank & Trust)
1.10%, 11/1/18 (A)	6,000,000	6,000,000
California Statewide, CDA, Rady Children’s Hospital Project, Ser A, RB, (LOC: U.S. Bank, N.A.)
1.23%, 11/1/18 (A)	400,000	400,000
California Statewide, CDA, RB
1.53%, 11/5/18 (A)	13,000,000	13,000,000
California Statewide, CDA, Ser A, RB
1.53%, 11/7/18 (A)	12,000,000	12,000,000
Northern California, Power Agency, Hydroelectric Project, Ser A, RB, (LOC: Bank of Montreal)
1.28%, 11/7/18 (A)	5,600,000	5,600,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
University of California, Ser AL-2, RB
1.44%, 11/1/18 (A)	$28,400,000	$28,400,000
		96,350,000
COLORADO — 1.0%
Boulder County, HFA, Broadway East Apartments Project, AMT, RB, (LOC: U.S. Bank, N.A.)
1.70%, 11/1/18 (A)	1,730,000	1,730,000
Colorado State, Educational & Cultural Facilities Authority, Ready Foods Project,Ser A, AMT, RB, (LOC: U.S. Bank, N.A.)
1.67%, 11/1/18 (A)	4,220,000	4,220,000
		5,950,000
CONNECTICUT — 4.6%
Connecticut State, HEFA, TECP
1.67%, 11/5/18	10,980,000	10,980,000
Connecticut State, HEFA, Yale University Project, Ser V-1, RB
1.18%, 11/1/18 (A)	16,200,000	16,200,000
		27,180,000
FLORIDA — 1.0%
Alachua County, HFA, Brookside Apartments Project, Ser A, RB, (LOC: Fannie Mae)
1.69%, 11/7/18 (A)(B)	5,885,000	5,885,000
GEORGIA — 3.3%
Douglas County, IDA, Pandosia LLC Project, Ser A, AMT, RB, (LOC: Wells Fargo Bank, N.A.)
1.63%, 11/1/18 (A)	2,550,000	2,550,000
Monroe County, Development Authority, Oglethorpe Power Project, RB, (LOC: Bank of Montreal)
1.63%, 11/7/18 (A)	16,500,000	16,500,000
		19,050,000

TD ASSET MANAGEMENT USA FUNDS INC.
TD Municipal Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
ILLINOIS — 3.5%
Illinois State, Finance Authority, Carle Foundation Project, Ser C, RB, (LOC: Northern Trust)
1.57%, 11/1/18 (A)	$2,000,000	$2,000,000
Illinois State, Finance Authority, Northwestern University Project, RB
1.60%, 11/7/18 (A)	12,600,000	12,600,000
Lake County, Solid Waste Disposal, Countryside Landfill Project, AMT, RB, (LOC: JPMorgan Chase Bank, N.A.)
1.69%, 11/1/18 (A)	2,170,000	2,170,000
Oswego, IDRB, Griffith Laboratories Project, AMT, RB, (LOC: Wells Fargo Bank, N.A.)
1.83%, 11/7/18 (A)	3,630,000	3,630,000
		20,400,000
INDIANA — 0.1%
Indiana State, Finance Authority, Ascension Health Senior Credit Project, RB
1.61%, 11/7/18 (A)	700,000	700,000
IOWA — 0.8%
Iowa State, Finance Authority, Cone Enterprise Project, AMT, RB, (LOC: Wells Fargo Bank, N.A.)
1.63%, 11/1/18 (A)	4,655,000	4,655,000
LOUISIANA — 0.8%
East Baton Rouge Parish, IDB, ExxonMobil Project, Ser A, RB
1.69%, 11/1/18 (A)	5,000,000	5,000,000
MARYLAND — 6.2%
Maryland State, Health & Higher Education Authority, TECP
1.68%, 11/1/18	13,161,000	13,161,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Maryland State, Health & Higher Education Authority, TECP
1.68%, 11/6/18	$10,000,000	$10,000,000
Montgomery County, TECP
1.70%, 11/7/18	13,000,000	13,000,000
		36,161,000
MASSACHUSETTS — 4.3%
Massachusetts State, HEFA, Harvard University Project, Ser R, RB
1.20%, 11/1/18 (A)	25,000,000	25,000,000
MICHIGAN — 5.1%
Michigan State, HDA, Alderwood Project, AMT, RB, (LOC: Federal Home Loan Bank)
1.66%, 11/1/18 (A)	7,590,000	7,590,000
University of Michigan, Ser A, RB
1.55%, 11/1/18 (A)	10,300,000	10,300,000
University of Michigan, Ser B, RB
1.53%, 11/1/18 (A)	7,700,000	7,700,000
University of Michigan, Ser D-2, RB
1.52%, 11/1/18 (A)	4,240,000	4,240,000
		29,830,000
MINNESOTA — 2.4%
Rochester, Health Care Facilities, Mayo Clinic Project, Ser A, RB
1.59%, 11/7/18 (A)	8,000,000	8,000,000
St. Paul, Housing & Redevelopment Authority, Allina Health System Project, Ser C, RB, (LOC: Wells Fargo Bank, N.A.)
1.60%, 11/1/18 (A)	5,785,000	5,785,000
		13,785,000

TD ASSET MANAGEMENT USA FUNDS INC.
TD Municipal Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MISSISSIPPI — 3.8%
Jackson County, Port Facility Revenue Adjusted Refunding, Chevron USA Incorporate Project, RB
1.66%, 11/1/18 (A)	$5,000,000	$5,000,000
Mississippi State, Business Finance, Chevron USA Project, Ser A, RB
1.66%, 11/1/18 (A)	2,100,000	2,100,000
Mississippi State, Business Finance, Chevron USA Project, Ser C, RB
1.66%, 11/1/18 (A)	10,400,000	10,400,000
Mississippi State, Business Finance, Chevron USA Project, Ser G, RB
1.66%, 11/1/18 (A)	5,000,000	5,000,000
		22,500,000
MISSOURI — 3.5%
Missouri State, HEFA, Ascension Health Senior Credit Project, Ser C-4, RB
1.61%, 11/7/18 (A)	5,300,000	5,300,000
University of Missouri, Curators Project, TECP
1.64%, 11/5/18	15,000,000	15,000,000
		20,300,000
MULTI-STATE — 4.6%
Freddie Mac, MFC, Ser M020, AMT, RB
1.65%, 11/1/18 (A) (B)	25,756,000	25,756,000
Freddie Mac, MFC, Ser M031, RB
1.63%, 11/1/18 (A) (B)	860,000	860,000
		26,616,000
NEVADA — 1.1%
Clark County, Airport System Revenue, Ser A-2, AMT, RB, (LOC: State Street Bank & Trust)
1.67%, 11/7/18 (A)	4,400,000	4,400,000
Truckee Meadows, Water Authority, TECP
1.73%, 11/5/18	2,155,000	2,155,000
		6,555,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
NEW YORK — 10.1%
NYC, Ser I, GO, (LOC: Bank of New York Mellon)
1.70%, 11/1/18 (A)	$21,250,000	$21,250,000
NYC, Ser I, GO, (LOC: Bank of New York Mellon)
1.70%, 11/1/18 (A)	1,000,000	1,000,000
NYC, Transitional Finance Authority, RB
1.68%, 11/1/18 (A)	12,000,000	12,000,000
NYC, Water & Sewer System, 2nd General Resolution Project, Ser B, RB
1.67%, 11/1/18 (A)	7,000,000	7,000,000
NYC, Water & Sewer System, RB
1.66%, 11/1/18 (A)	7,000,000	7,000,000
NYS, Energy Research & Development Authority, Consolidated Edison of New York Project, Ser A-1, AMT, RB, (LOC: Bank of Nova Scotia)
1.65%, 11/7/18 (A)	10,600,000	10,600,000
		58,850,000
OHIO — 2.4%
Franklin County, Hospital Facilities Revenue Authority, Ohio Health Corporation Project, RB
1.60%, 11/7/18 (A)	10,000,000	10,000,000
Franklin County, Hospital Facilities Revenue Authority, Ohio Health Corporation Project, Ser C, RB
1.60%, 11/7/18 (A)	2,000,000	2,000,000
Ohio State, University Health System Project, RB, (LOC: PNC Bank, N.A.)
1.65%, 11/1/18 (A)	2,230,000	2,230,000
		14,230,000

TD ASSET MANAGEMENT USA FUNDS INC.
TD Municipal Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
OREGON — 0.6%
Oregon State, Veterans Welfare Project, Ser 9, GO
1.60%, 11/7/18 (A)	$3,630,000	$3,630,000
TEXAS — 8.0%
Dallas Area, Rapid Transit Authority, TECP
1.66%, 11/1/18	10,000,000	10,000,000
Gulf Coast, IDA, ExxonMobil Project, RB
1.68%, 11/1/18 (A)	12,075,000	12,075,000
Harris County, IDC, Exxon Mobil Project, AMT, RB
1.70%, 11/1/18 (A)	750,000	750,000
Lower Neches Valley Authority, IDC, Exxon Mobil Project, RB
1.66%, 11/1/18 (A)	2,000,000	2,000,000
Lower Neches Valley Authority, IDC, ExxonMobil Project, RB
1.66%, 11/1/18 (A)	800,000	800,000
Lower Neches Valley Authority, IDC, ExxonMobile Project, RB
1.66%, 11/1/18 (A)	1,000,000	1,000,000
Port Freeport, Brazos River Harbor, Navigation District, Merey Sweeny Project, AMT, RB, (LOC: Bank of Nova Scotia)
1.71%, 11/1/18 (A)	2,500,000	2,500,000
Texas State, Department of Housing & Community Affairs, Chisholm Trails Apartments, AMT, RB, (LOC: Fannie Mae)
1.66%, 11/1/18 (A) (B)	5,100,000	5,100,000
University of Texas, Financing System Project, Ser B, RB
1.57%, 11/1/18 (A)	7,800,000	7,800,000
University of Texas, Permanent University Funding System, Ser A, RB
1.57%, 11/1/18 (A)	4,500,000	4,500,000
		46,525,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
UTAH — 1.8%
Utah State, MFH, Pointe Apartments Project, AMT, RB, (LOC: U.S. Bank, N.A.)
1.67%, 11/1/18 (A)	$10,395,000	$10,395,000
VIRGINIA — 4.6%
Norfolk, EDA, Sentara Healthcare Project, RB
1.58%, 11/7/18 (A)	9,700,000	9,700,000
Norfolk, IDA, TECP
1.67%, 11/6/18	6,000,000	6,000,000
Norfolk, IDA, TECP
1.70%, 11/1/18	10,900,000	10,900,000
Suffolk, Redevelopment & Housing Authority, Oak Springs Apartments, RB
1.70%, 11/7/18 (A)	100,000	100,000
		26,700,000
WASHINGTON — 3.6%
Olympia, Economic Development, Spring Air Northwest Project, AMT, RB, (LOC: U.S. Bank, N.A.)
1.64%, 11/1/18 (A)	600,000	600,000
Washington State, HFC, Boardwalk Apartments Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.66%, 11/1/18 (A) (B)	9,320,000	9,320,000
Washington State, HFC, Eagle’s Landing Apartments Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.66%, 11/1/18 (A) (B)	6,365,000	6,365,000
Washington State, HFC, Woodlands Apartments Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.66%, 11/1/18 (A) (B)	4,620,000	4,620,000
		20,905,000
WYOMING — 1.2%
Sweetwater County, Pacificorp Project, AMT, RB, (LOC: Bank of Nova Scotia)
1.75%, 11/1/18 (A)	1,900,000	1,900,000

TD ASSET MANAGEMENT USA FUNDS INC.
TD Municipal Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
WYOMING (continued)
Uinta, Wyoming, Chevron USA Project, RB
1.66%, 11/1/18 (A)	$5,300,000	$5,300,000
		7,200,000
TOTAL MUNICIPAL OBLIGATIONS		560,342,000
TOTAL INVESTMENTS (Cost $560,342,000) — 95.9%		560,342,000
OTHER ASSETS AND LIABILITIES, NET — 4.1%		23,816,059
NET ASSETS — 100.0%		$584,158,059
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates. Date shown is the date on which the Portfolio can unconditionally demand payment.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.

AMT — Alternative Minimum Tax

CDA — Community Development Authority

EDA — Economic Development Authority

EFA — Educational Facilities Authority

GO — General Obligation

HDA — Housing Development Authority

HEFA — Health and Education Facilities Authority

HFA — Housing Finance Agency

HFC — Housing Finance Commission

HFFA — Health Facilities Finance Agency

IDA — Industrial Development Authority

IDB — Industrial Development Board

IDC — Industrial Development Corporation

IDRB — Industrial Development Revenue Bond

LLC — Limited Liability Company

LOC — Letter of Credit

MFC — Multi-Family Certificates

MFH — Multi-Family Housing

N.A. — National Association

NYC — New York City

NYS — New York State

RB — Revenue Bond

Ser — Series

TECP — Tax Exempt Commercial Paper

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD California Municipal Money Market Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MUNICIPAL OBLIGATIONS — 94.4%
CALIFORNIA — 94.4%
California State, EFA, California Institute of Technology Project, Ser B, RB
1.26%, 11/1/18 (A)	$9,500,000	$9,500,000
California State, EFA, Stanford University Project, Ser L-6, RB
1.28%, 11/7/18 (A)	5,700,000	5,700,000
California State, HFFA, Adventist Health System, Ser B, RB, (LOC: U.S. Bank, N.A.)
1.23%, 11/1/18 (A)	500,000	500,000
California State, HFFA, Health Facility Catholic Project, Ser C, RB, (LOC: Bank of Montreal)
1.28%, 11/7/18 (A)	7,800,000	7,800,000
California State, HFFA, Memorial Health Services, Ser A, RB
1.30%, 11/7/18 (A)	9,500,000	9,500,000
California State, HFFA, Ser B, RB
1.20%, 11/7/18 (A)	2,955,000	2,955,000
California State, HFFA, Ser B, RB
1.25%, 11/1/18 (A)	4,500,000	4,500,000
California State, HFFA, Ser C, RB
1.26%, 11/7/18 (A)	1,500,000	1,500,000
California State, Kindergarten Project, GO, (LOC: State Street Bank & Trust)
1.22%, 11/1/18 (A)	4,750,000	4,750,000
California State, MFA, Chevron USA Recovery Project, Ser B, RB
1.35%, 11/1/18 (A)	7,255,000	7,255,000
California State, MFA, Chevron USA Recovery Project, Ser C, RB
1.35%, 11/1/18 (A)	1,550,000	1,550,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
California State, MFA, ExxonMobil Project, AMT, RB
1.61%, 11/1/18 (A)	$1,300,000	$1,300,000
California State, MFA, La Sierra University Project, Ser A, RB, (LOC: Wells Fargo Bank, N.A.)
1.52%, 11/1/18 (A)	6,300,000	6,300,000
California State, MFA, La Sierra University Project, Ser B, RB, (LOC: Wells Fargo Bank, N.A.)
1.52%, 11/1/18 (A)	700,000	700,000
California State, PCFA, ExxonMobil Project, AMT, RB
1.61%, 11/1/18 (A)	600,000	600,000
California State, PCFA, Pacific Gas & Electric Project, Ser B, AMT, RB, (LOC: Canadian Imperial Bank)
1.65%, 11/1/18 (A)	7,600,000	7,600,000
California Statewide, CDA, Crossing Senior Phase II Project, AMT, RB, (LOC: Fannie Mae)
1.62%, 11/1/18 (A) (B)	3,030,000	3,030,000
California Statewide, CDA, Oakmont Senior Living-Y, AMT, RB, (LOC: Fannie Mae)
1.62%, 11/1/18 (A) (B)	5,000,000	5,000,000
California Statewide, CDA, Rady Children’s Hospital Project, Ser C, RB, (LOC: Northern Trust)
1.40%, 11/1/18 (A)	8,500,000	8,500,000
California Statewide, CDA, Ser A, RB
1.53%, 11/7/18 (A)	10,000,000	10,000,000
California Statewide, CDA, Ser W-2, AMT, RB, (LOC: Wells Fargo Bank, N.A.)
1.55%, 11/1/18 (A)	8,600,000	8,600,000
California Statewide, CDA, AMT, RB
1.62%, 11/1/18 (A)	9,000,000	9,000,000

TD ASSET MANAGEMENT USA FUNDS INC.
TD California Municipal Money Market Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CALIFORNIA (continued)
Irvine, Assessment District No. 03-19, Improvement Bond Act 1915, Ser A, SAB
1.23%, 11/1/18 (A)	$2,200,000	$2,200,000
Irvine, Assessment District No. 94-13, Improvement Bond Act 1915, Ser A, SAB, (LOC: State Street Bank & Trust)
1.25%, 11/1/18 (A)	607,000	607,000
Irvine, Improvement Bond Act 1915, SAB, (LOC: State Street Bank & Trust)
1.23%, 11/1/18 (A) (C) (C)	1,600,000	1,600,000
Irvine, Unified School District, Community Facilities District No. 09, SAB, (LOC: U.S. Bank, N.A.)
1.23%, 11/1/18 (A)	600,000	600,000
Los Angeles, Community Redevelopment Agency, Academy Village Apartments Project, Ser A, AMT, RB, (LOC: Freddie Mac)
1.58%, 11/1/18 (A) (B)	9,500,000	9,500,000
Los Angeles, Department of Water & Power, Ser A-6, RB
1.34%, 11/1/18 (A)	5,000,000	5,000,000
Los Angeles, Department of Water & Power, Ser B-2, RB
1.28%, 11/1/18 (A)	4,500,000	4,500,000
Northern California, Power Agency, Hydroelectric Project, Ser A, RB, (LOC: Bank of Montreal)
1.28%, 11/7/18 (A)	9,460,000	9,460,000
Oakland, JPFA, Ser A, RB, (LOC: Citibank, N.A.)
1.32%, 11/7/18 (A)	1,165,000	1,165,000
Port of Oakland, TECP
1.67%, 11/1/18	7,000,000	7,000,000
Port of Oakland, TECP
1.71%, 11/1/18	1,930,000	1,930,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Santa Clara County, Finance Authority, El Camino Hospital Project, Ser A, RB, (LOC: Wells Fargo Bank, N.A.)
1.28%, 11/7/18 (A)	$4,900,000	$4,900,000
Southern California, Metropolitan Water District, Ser D, RB
1.05%, 11/1/18 (A)	2,785,000	2,785,000
Southern California, Metropolitan Water District, Metropolitan Water District, RB
1.27%, 11/1/18 (A)	2,200,000	2,200,000
Southern California, Public Power Authority, RB, (LOC: U.S. Bank, N.A.)
1.23%, 11/1/18 (A)	6,000,000	6,000,000
University of California, Ser AL-1, RB
1.35%, 11/1/18 (A)	3,200,000	3,200,000
University of California, Ser AL-2, RB
1.44%, 11/1/18 (A)	5,800,000	5,800,000
Whittier, Presbyterian Intercommunity Project, Ser A, RB, (LOC: U.S. Bank, N.A.)
1.26%, 11/7/18 (A)	8,900,000	8,900,000
TOTAL MUNICIPAL OBLIGATIONS		193,487,000
TOTAL INVESTMENTS (Cost $193,487,000) — 94.4%		193,487,000
OTHER ASSETS AND LIABILITIES, NET — 5.6%		11,459,596
NET ASSETS — 100.0%		$204,946,596
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates. Date shown is the date on which the Portfolio can unconditionally demand payment.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.

AMT — Alternative Minimum Tax

CDA — Community Development Authority

EFA — Educational Facilities Authority

GO — General Obligation

TD ASSET MANAGEMENT USA FUNDS INC.
TD California Municipal Money Market Portfolio • Schedule of Investments
October 31, 2018

HFFA — Health Facilities Finance Authority

JPFA — Joint Powers Finance Authority

LOC — Letter of Credit

MFA — Municipal Finance Authority

N.A. — National Association

PCFA — Pollution Control Financing Authority

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TECP — Tax Exempt Commercial Paper

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD New York Municipal Money Market Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MUNICIPAL OBLIGATIONS — 88.6%
NEW YORK — 88.6%
Albany, IDA, South Mall Towers Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.66%, 11/1/18 (A) (B)	$6,020,000	$6,020,000
Geneva, HFA, Depaul Community Facilities, Ser A, AMT, RB, (LOC: Canandaigua National Bank & Trust)
1.70%, 11/1/18 (B)	1,265,000	1,265,000
MTA, Ser E-1, RB, (LOC: U.S. Bank, N.A.)
1.66%, 11/1/18 (B)	2,525,000	2,525,000
Nassau Health Care, Ser D-1, RB, (LOC: JPMorgan Chase Bank, N.A.)
1.60%, 11/2/18 (B)	5,600,000	5,600,000
NYC, HDC, Atlantic Court Apartments Project, Ser A, AMT, RB, (LOC: Freddie Mac)
1.67%, 11/7/18 (A) (B)	6,400,000	6,400,000
NYC, HDC, Lyric Development Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.67%, 11/7/18 (A) (B)	6,400,000	6,400,000
NYC, HDC, Nicole Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.67%, 11/7/18 (A) (B)	5,000,000	5,000,000
NYC, Municipal Water Finance Authority, 2nd General Resolution Project, Ser DD-3A, RB
1.66%, 11/1/18 (B)	4,000,000	4,000,000
NYC, Municipal Water Finance Authority, 2nd General Resolution Project, Ser DD-3B, RB
1.66%, 11/1/18 (B)	2,850,000	2,850,000
NYC, Ser I, GO, (LOC: Bank of New York Mellon)
1.70%, 11/1/18 (B)	4,130,000	4,130,000
NYC, Ser L-4, GO, (LOC: U.S. Bank N.A.)
1.66%, 11/1/18 (B)	1,900,000	1,900,000
NYC, Transitional Finance Authority, Ser A-5, RB
1.66%, 11/1/18 (B)	4,500,000	4,500,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
NYC, Transitional Future Tax Secured, Ser A-6, RB
1.66%, 11/1/18 (B)	$1,500,000	$1,500,000
NYC, Water & Sewer System, 2nd General Resolution Project, RB
1.67%, 11/1/18 (B)	200,000	200,000
NYC, Water & Sewer System, RB
1.70%, 11/1/18 (B)	6,535,000	6,535,000
NYS, Dormitory Authority, Columbia University, Ser A, RB
1.20%, 11/7/18 (B)	5,640,000	5,640,000
NYS, Dormitory Authority, Cornell University Project, Ser A, RB
1.55%, 11/1/18 (B)	1,700,000	1,700,000
NYS, Dormitory Authority, Cornell University Project, Ser B, RB
1.55%, 11/1/18 (B)	1,800,000	1,800,000
NYS, Energy Research & Development Authority, Consolidated Edison of New York Project, Ser A-1, AMT, RB, (LOC: Bank of Nova Scotia)
1.65%, 11/7/18 (B)	5,000,000	5,000,000
NYS, Energy Research & Development Authority, Ser A-4, AMT, RB, (LOC: Bank of Nova Scotia)
1.63%, 11/7/18 (B)	1,000,000	1,000,000
NYS, HFA, 1500 Lexington Avenue Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.64%, 11/7/18 (A) (B)	3,100,000	3,100,000
NYS, HFA, 240 East 39th Street Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.67%, 11/7/18 (A) (B)	1,000,000	1,000,000
NYS, HFA, 363 West 30th Street Project, Ser A, AMT, RB
1.67%, 11/7/18 (B)	6,000,000	6,000,000
NYS, HFA, Bowery Place I Project, Ser A, RB, (LOC: Freddie Mac)
1.58%, 11/7/18 (A) (B)	6,270,000	6,270,000

TD ASSET MANAGEMENT USA FUNDS INC.
TD New York Municipal Money Market Portfolio • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
NEW YORK (continued)
NYS, HFA, Union Square South Housing, AMT, RB, (LOC: Fannie Mae)
1.67%, 11/7/18 (A) (B)	$6,550,000	$6,550,000
NYS, HFA, West 38th Street Project, Ser A, AMT, RB, (LOC: Fannie Mae)
1.62%, 11/7/18 (A) (B)	3,000,000	3,000,000
Onondaga County, Trust for Cultural Resources, Syracuse University Project, Ser A, RB, (LOC: Wells Fargo Bank, N.A.)
1.61%, 11/7/18 (B)	6,200,000	6,200,000
Triborough Bridge & Tunnel Authority, RB, (LOC: State Street Bank & Trust)
1.64%, 11/1/18 (B)	9,100,000	9,100,000
Westchester County, IDA, RB, (LOC: JPMorgan Chase Bank, N.A.)
1.66%, 11/1/18 (B)	100,000	100,000
TOTAL MUNICIPAL OBLIGATIONS		115,285,000
TOTAL INVESTMENTS (Cost $115,285,000) — 88.6%		115,285,000
OTHER ASSETS AND LIABILITIES, NET — 11.4%		14,883,565
NET ASSETS — 100.0%		$130,168,565

(A)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates. Date shown is the date on which the Portfolio can unconditionally demand payment.

AMT — Alternative Minimum Tax

GO — General Obligation

HDC — Housing Development Corporation

HFA — Housing Finance Authority

IDA — Industrial Development Agency

LOC — Letter of Credit

MTA — Metropolitan Transportation Authority

N.A. — National Association

NYC — New York City

NYS — New York State

RB — Revenue Bond

Ser — Series

Please see accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of TD Money Market Portfolio, TD U.S. Government Portfolio, TD Municipal Portfolio, TD California Municipal Money Market Portfolio and TD New York Municipal Money Market Portfolio and the Board of Directors of TD Asset Management USA Funds Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of TD Money Market Portfolio, TD U.S. Government Portfolio, TD Municipal Portfolio, TD California Municipal Money Market Portfolio and TD New York Municipal Money Market Portfolio (collectively referred to as the “Portfolios”) (five of the series constituting TD Asset Management USA Funds Inc. (the “Company”)) including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (five of the series constituting TD Asset Management USA Funds Inc.) at October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, where due to error or fraud. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more TD Asset Management investment companies since 1996.

Philadelphia, Pennsylvania
December 17, 2018

Director and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons” of the Company, as defined in the Investments Company Act of 1940 as amended (the “1940 Act”), are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Company’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing your investment advisor or TD Ameritrade Institutional at 4075 Sorrento Valley Blvd, Suite A, San Diego, CA 92121 or by calling 800-431-3500 or TD Ameritrade, Inc., Client Services, P.O. Box 2209, Omaha, NE 68103-2209, or by calling 800-669-3900. The following chart lists Directors and Officers as of October 31, 2018.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 66	Chairman of the Board and Director	Chairman of Board since 6/20/13; Chairman of Nominating/ Governance Committee since March 2011 to June 2017; Director since 3/30/09	Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) since 2004; Executive Vice Chairman and Senior Advisor at Kennedy Wilson (international real estate firm), 2009 – 2016.	11	Director, AbelNoser Holdings (2016 – present); Member, USC Marshall Business School Board (2010 – present); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014) of Whittier College; Director, FEG, Investment Advisors (2017 – present); Director, Independent Life Insurance Company (2018 – present). Chairman of the Board and Independent Director, North Square Investments Trust (2018 – present).

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 67	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee since 3/24/11	Trustee of Albany Law School (2000 – 2015); Vice Chairman (2013 – 2015); Retired Executive Vice President and General Counsel, Dime Bancorp, Inc.; Former Senior Adviser to New York State Banking Department; real estate investor.	11	Trustee Emeritus of Albany Law School.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 56	Director; Chairman of the Nominating/ Governance Committee	Director since 9/23/14: Chairman of the Nominating/Governance Committee since 6/22/17	President & CEO of Discovery Data, a leading financial services industry data provider (2009 – present).	11	Independent Trustee, Arbitrage Funds; Director, FTJ Fund Choice Holdings, LLC.

Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 67	Director	Since 12/17/10	Retired Senior Vice President — TD Bank Group.	11	Director of Ontario Teachers’ Pension Plan Board (2012 – present); Director of First National Financial Corp. (2013 – present); Trustee of Crombie REIT (2014 – present); Trustee (2011 – 5/31/2016) and Chair of Queens University (2012 – 5/31/2016).
†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2018.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

Director and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served††††	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors
R. MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 55	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Chief Risk Officer of TD Asset Management Inc. from 2002 – 2015 and 2017 – present.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 54	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 47	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

JAMES BERNSTEIN c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 56	Secretary	Since 12/18/17	Attorney, SEI Investments, since 2017; Former Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 59	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†††† The table shows the time period for which each individual has served as Officer. There is no set term of office for Officers.

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

TDAMANN01

TD Asset Management

ANNUAL REPORT

October 31, 2018

TD Asset Management USA Funds Inc.

TD Institutional U.S. Government Fund

–	Institutional Class
–	Institutional Service Class
–	Commercial Class

TD Institutional Treasury Obligations Money Market Fund

–	Institutional Service Class
–	Commercial Class

NOT FDIC INSURED •   NO BANK GUARANTEE •   MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdassetmanagementusa.com. Login to our website and under Institutional Investors click on Proxy Voting Record. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. It is available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

2

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Donald J. Herrema Chairman of the Board	Robert P. Herrmann James E. Kelly Barbara F. Palk
EXECUTIVE OFFICERS
Michael Thorfinnson President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Maya Gittens Chief Legal Officer and Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
James Bernstein Secretary

Service Providers

Investment Manager & Administrator
TDAM USA Inc.
399 Park Avenue
New York, NY 10022

Independent Registered
Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Custodian
BNY Mellon
One Wall Street
New York, NY 10286

Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Transfer Agent
FIS Investor Services, LLC
4249 Easton Way, Suite 400
Columbus, OH 04319	Shareholder Servicing Agent
TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209

Shareholder Servicing Agent
TD Bank, N.A.
1006 Astoria Blvd.
Cherry Hill, NJ 08034

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Independent Directors Counsel
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

3

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary to Shareholders

Commentary

The 2018 fiscal year (November 1, 2017 to October 31, 2018) saw mixed results for domestic financial assets, with equities posting positive gains while fixed income declined. On the economic front, the U.S. economy continued to show signs of strength as gross domestic product (GDP) grew 3.5% in Q3 2018 and 4.2% in Q2 2018. Personal consumption and government spending contributed positively to the growth in GDP while residential fixed investment and net exports subtracted from growth. Meanwhile, U.S. Treasuries and corporate bonds were down during the period, evidenced by the Bloomberg Barclays U.S. Aggregate Bond Index returning -2.05% over the period.

U.S. equities, as represented by the S&P 500 Total Return Index, rose over the period, gaining approximately 7.4%. Performance was led by the Consumer Discretionary, Information Technology and Health Care sectors. The Consumer Discretionary sector benefited from a robust labor market that drove consumer spending, while the Health Care sector was driven by higher demand being met by quality companies with rising dividends. The Information Technology sector also fared well during the period, driven by the 2017 Tax Cuts and Jobs Act.

In its last policy announcement on November 8, 2018, the U.S. Federal Reserve (the “Fed”) maintained the target range for the federal funds rate between 2% and 2.25%. Overall, the Fed raised rates 4 times during the 2018 fiscal year from a range of 1% and 1.25%. The Fed reiterated that economic growth remains robust and labor market conditions continued to strengthen with unemployment near historical lows. Consumer spending continued to grow while the pace of business investment has moderated somewhat from earlier in the year. Core inflation is expected to remain near the Fed’s target of 2% on a 12-month basis. The Fed’s next policy announcement is scheduled for December 18, 2018.

Global equities, as measured by the MSCI ACWI (ex-USA) Total Return Index, were down during the reporting period, posting a return of approximately -6.3%. European GDP growth advanced during the second quarter, while unemployment and inflation rates remained fairly stable. The European Central Bank held its interest rate steady at 0.00%. The Bank of England raised its interest rate to 0.75% in August, as inflation rose and GDP grew 0.4% in the second quarter. Japan’s GDP rebounded in the second quarter versus the previous quarter, and the Bank of Japan maintained its interest rate at -0.10%.

Looking Ahead

Overall, the economic picture in the United States is stronger than the global outlook. The U.S. economy remains robust and has shown a divergence in growth versus the rest of the world. Global Purchasing Managers Indices remain in positive territory but are showing signs of deteriorating. Capacity utilization continues to edge higher with the U.S. output gap closing and performing above its potential. However, rising yields and escalating trade tensions, particularly between the U.S. and China, may weigh on equity prices and lead to greater volatility in the coming months.

With expectations of further interest rate increases in the U.S., bond yields are expected to rise, which may place pressure on both equity and bond prices. Although equity market valuations have come down to more reasonable levels in recent months, we believe that market volatility is likely to remain heightened as geopolitical risks have become more pronounced. Trade frictions are expected to persist for some time and the relationship between the U.S. and China will be tested at upcoming discussions.

4

Global interest rates are still accommodative, and the U.S. economy continues to be strong. We believe a balanced approach is warranted and favor a well-diversified portfolio to help protect against increased volatility.

As always, we thank you for your business. We look forward to continuing to help you manage your money successfully.

Michael Thorfinnson, CFA
President and Chief Executive Officer
TD Asset Management USA Funds Inc.

October 31, 2018

You could lose money by investing in the Institutional U.S. Government or Institutional Treasury Obligations Money Market Funds. Although these Funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a full or summary prospectus containing this and other information about the Funds, please call your financial advisor or TD Ameritrade Institutional at 1-800-431-3500, or TD Ameritrade Client Services at 1-800-669-3900. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

5

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 through October 31, 2018).

The table on the following page illustrates your Fund’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period”.
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratios 5/1/18 to 10/31/18	Expenses Paid During Period* 5/1/18 to 10/31/18
TD Institutional U.S. Government Fund – Institutional Class
Actual	$1,000.00	$1,008.60	0.22%	$1.11
Hypothetical (5% Return before expenses)	1,000.00	1,024.10	0.22	1.12
TD Institutional U.S. Government Fund – Institutional Service Class
Actual	1,000.00	1,007.30	0.47	2.38
Hypothetical (5% Return before expenses)	1,000.00	1,022.84	0.47	2.40
TD Institutional U.S. Government Fund – Commercial Class
Actual	1,000.00	1,005.30	0.87	4.40
Hypothetical (5% Return before expenses)	1,000.00	1,020.82	0.87	4.43
TD Institutional Treasury Obligations Money Market Fund – Institutional Service Class
Actual	1,000.00	1,007.20	0.46	2.33
Hypothetical (5% Return before expenses)	1,000.00	1,022.89	0.46	2.35
TD Institutional Treasury Obligations Money Market Fund – Commercial Class
Actual	1,000.00	1,004.40	1.02	5.15
Hypothetical (5% Return before expenses)	1,000.00	1,020.06	1.02	5.19
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

6

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year:

	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Tax-Exempt Income Distribution(1)	Total	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
TDAM Institutional U.S. Government Fund	0.00%	100.00%	0.00%	100.00%	0.00%	56.71%	74.64%	100.00%
TDAM Institutional Treasury Obligations Money Market Fund	0.00%	100.00%	0.00%	100.00%	0.00%	63.02%	59.29%	0.00%

(1)	“Tax-Exempt Income Distribution” represents the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax, provided the Fund meets certain requirements.
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. government obligations is exempt from state income tax, provided the Fund meets certain requirements.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV and/or Form 1099-INT.

7

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 10/31/18 (Unaudited)

*	The seven-day yield is calculated using standard SEC formulas. The Investment Manager and/or service providers may, from time to time, voluntarily waive or reimburse the Fund’s fees and expenses. Fee waivers and expense reimbursements will increase the Fund’s total return and yield. As these expense reductions are voluntary, they may be modified or eliminated at any time. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate, and that past performance is not an indication of future results.
**	Maturity and Fund compositions are subject to change.
***	U.S. government guarantee applies to the underlying securities of the Fund and not the Fund shares.

8

Statements of Assets and Liabilities

October 31, 2018

	TD Institutional U.S. Government Fund	TD Institutional Treasury Obligations Money Market Fund
ASSETS
Cost of investments and repurchase agreements	$495,834,327	$297,040,332
Investments in securities, at value (Note 2)	$254,930,327	$159,918,332
Repurchase agreements, at value (Note 2)	240,904,000	137,122,000
Cash	582	614,552
Interest receivable	187,565	527,956
Prepaid expenses	33,708	17,425
TOTAL ASSETS	496,056,182	298,200,265
LIABILITIES
Payable for capital shares redeemed	4,154,552	—
Dividends payable to shareholders	764,335	272,304
Shareholder servicing fees payable	107,591	66,654
Payable to Investment Manager	49,219	29,872
Payable for Administration fees	24,611	14,809
Distribution fees payable	5,007	112,466
Payable for Directors’ fees	1,714	1,714
Other accrued expenses	104,834	84,166
TOTAL LIABILITIES	5,211,863	581,985
NET ASSETS	$490,844,319	$297,618,280
Net assets consist of:
Paid-in-capital ($0.0001 par value; 16.5 billion and 10.4 billion shares authorized, respectively)	$490,919,842	$297,673,209
Total distributable loss	(75,523)	(54,929)
Net assets, at value	$490,844,319	$297,618,280
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$1.00	N/A
	($41,114,017 ÷ 41,131,250 shares)
Institutional Service Class net asset value, redemption price and offering price per share (Note 2)	$1.00	$1.00
	($444,204,168 ÷ 444,260,708 shares)	($62,000,463 ÷ 62,031,508 shares)
Commercial Class net asset value, redemption price and offering price per share (Note 2)	$1.00	$1.00
	($5,526,134 ÷ 5,527,884 shares)	($235,617,817 ÷ 235,641,701 shares)

Please see accompanying notes to financial statements.

9

Statements of Operations

For the Year Ended October 31, 2018

	TD Institutional U.S. Government Fund	TD Institutional Treasury Obligations Money Market Fund
INVESTMENT INCOME
Interest Income	$15,420,097	$7,029,531
EXPENSES
Investment management fees (Note 3)	976,118	444,621
Shareholder servicing fees
Institutional Service Class	1,796,023	449,796
Commercial Class	131,273	661,763
Distribution fees
Commercial Class	210,037	1,323,527
Directors’ fees (Note 4)	27,559	27,559
Administration fees	493,067	222,318
Transfer agent fees	202,949	118,797
Professional fees	134,432	106,970
Registration fees	67,563	56,629
Custody fees	47,201	48,748
Pricing fees	34,367	21,186
Shareholder reports and mailing	21,697	15,294
Other expenses	67,642	61,144
TOTAL EXPENSES	4,209,928	3,558,352
Fees waived/expenses reimbursed by the Investment Manager and its affiliates (Note 3)	—	(149,470)
NET EXPENSES	4,209,928	3,408,882
NET INVESTMENT INCOME	11,210,169	3,620,649
NET REALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS	(74,271)	2,882
NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,135,898	$3,623,531

Please see accompanying notes to financial statements.

10

Statements of Changes in Net Assets

	TD Institutional U.S. Government Fund		TD Institutional Treasury Obligations Money Market Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
OPERATIONS:
Net investment income	$11,210,169	$3,584,831	$3,620,649	$993,641
Net realized gains (losses) from investment transactions	(74,271)	14,716	2,882	(57,689)
Net increase in net assets from operations	11,135,898	3,599,547	3,623,531	935,952
DISTRIBUTIONS(1):
Institutional Class	(2,989,428)	(1,200,030)	N/A	N/A
Institutional Service Class	(7,943,145)	(2,165,124)	(2,068,793)	(922,699)
Commercial Class	(291,547)	(219,677)	(1,551,855)	(126,872)
Total Distributions	(11,224,120)	(3,584,831)	(3,620,648)	(1,049,571)
CAPITAL SHARE TRANSACTIONS ($1.00 per share):
Institutional Class:
Proceeds from shares sold	1,532,248,730	671,508,890	N/A	N/A
Shares issued in reinvestment of dividends	14,700	2,962	N/A	N/A
Payments for shares redeemed	(1,707,124,487)	(648,012,801)	N/A	N/A
Net increase (decrease) in net assets from Institutional Class shares	(174,861,057)	23,499,051	N/A	N/A
Institutional Service Class:
Proceeds from shares sold	3,375,610,477	998,412,296	329,642,973	421,239,782
Shares issued in reinvestment of dividends	291,219	91,124	666,870	279,933
Payments for shares redeemed	(3,630,901,886)	(949,159,155)	(533,963,733)	(318,262,233)
Net increase (decrease) in net assets from Institutional Service Class shares	(255,000,190)	49,344,265	(203,653,890)	103,257,482
Commercial Class:
Proceeds from shares sold	451,317,870	6,461,437,872	1,473,791,706	4,450,533,466
Shares issued in reinvestment of dividends	208,769	19,663	49,326	38,594
Payments for shares redeemed	(926,113,063)	(6,154,421,685)	(1,627,361,857)	(4,643,418,613)
Net increase (decrease) in net assets from Commercial Class shares	(474,586,424)	307,035,850	(153,520,825)	(192,846,553)
Net increase (decrease) in net assets from capital share transactions	(904,447,671)	379,879,166	(357,174,715)	(89,589,071)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(904,535,893)	379,893,882	(357,171,832)	(89,702,690)
NET ASSETS:
Beginning of year	1,395,380,212	1,015,486,330	654,790,112	744,492,802
End of year	$490,844,319	$1,395,380,212 *	$297,618,280	$654,790,112 †

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
*	Includes undistributed (distributions in excess of) net investment income $–, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
†	Includes distributions in excess of net investment income $(123), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Please see accompanying notes to financial statements.

11

Financial Highlights

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Institutional Class
	2018	2017	2016	2015		2014
TD Institutional U.S. Government Fund
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	0.014	0.006	0.002	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000 *	0.000 *	0.000 *	0.000	*	(0.000	)*
Total from operations	0.014	0.006	0.002	0.000	*	0.000	*
Dividends from net investment income	(0.014)	(0.006)	(0.002)	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	—	—	—		—
Total dividends and distributions	(0.014)	(0.006)	(0.002)	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return†	1.43%	0.59%	0.18%	0.01%		0.01%
Net assets end of year (000)	$41,114	$215,994	$192,492	$124,105		$152,403
Ratio of net expenses to average net assets	0.21%	0.16%	0.15%	0.08%		0.06%
Ratio of total expenses to average net assets	0.21%	0.16%	0.15%	0.15%		0.15%
Ratio of net investment income to average net assets	1.39%	0.60%	0.18%	0.01%		0.01%

	Institutional Service Class
	2018	2017	2016		2015		2014
TD Institutional U.S. Government Fund
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.012	0.003	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.00 *	0.000 *	0.000	*	0.000	*	(0.000	)*
Total from operations	0.012	0.003	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.012)	(0.003)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	—	—		—		—
Total dividends and distributions	(0.012)	(0.003)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	1.18%	0.35%	0.01%		0.01%		0.01%
Net assets end of year (000)	$444,204	$699,271	$649,917		$557,944		$588,028
Ratio of net expenses to average net assets	0.46%	0.41%	0.32%		0.08%		0.06%
Ratio of total expenses to average net assets	0.46%	0.41%	0.40%		0.40%		0.40%
Ratio of net investment income to average net assets	1.10%	0.35%	0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

12

Financial Highlights (continued)

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Commercial Class
	2018	2017	2016		2015		2014
TD Institutional U.S. Government Fund
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.008	0.001	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000 *	0.000 *	0.000	*	0.000	*	(0.000	)*
Total from operations	0.008	0.001	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.008)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000)*	—	—		—		—
Total dividends and distributions	(0.008)	(0.001)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	0.77%	0.08%	0.01%		0.01%		0.01%
Net assets end of year (000)	$5,526	$480,115	$173,077		$285,362		$334,534
Ratio of net expenses to average net assets	0.86%	0.69%	0.33%		0.08%		0.06%
Ratio of total expenses to average net assets	0.86%	0.81%	0.80%		0.80%		0.80%
Ratio of net investment income to average net assets	0.55%	0.09%	0.01%		0.01%		0.01%

	Institutional Service Class
	2018	2017	2016		2015		2014
TD Institutional Treasury Obligations Money Market Fund
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.012	0.004	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	0.000 *	0.000	*	0.000	*	0.000	*
Total from operations	0.012	0.004	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.012)	(0.004)	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	(0.000)*	(0.000	)*	(0.000	)*	—
Total dividends and distributions	(0.012)	(0.004)	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total investment return†	1.18%	0.37%	0.04%		0.01%		0.01%
Net assets end of year (000)	$62,000	$265,653	$162,440		$243,191		$226,884
Ratio of net expenses to average net assets	0.44%	0.37%	0.25%		0.06%		0.03%
Ratio of total expenses to average net assets	0.49%	0.43%	0.41%		0.41%		0.42%
Ratio of net investment income to average net assets	1.15%	0.35%	0.03%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

13

Financial Highlights (concluded)

For the years ended October 31,
For a Share Outstanding Throughout the Years

	Commercial Class
	2018	2017		2016		2015		2014
TD Institutional Treasury Obligations Money Market Fund
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income	0.006	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—	0.000	*	0.000	*	0.000	*	0.000	*
Total from operations	0.006	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.006)	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—	(0.000	)*	(0.000	)*	(0.000	)*	—
Total dividends and distributions	(0.006)	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00
Total investment return†	0.62%	0.03%		0.02%		0.01%		0.01%
Net assets end of year (000)	$235,618	$389,137		$582,053		$593,788		$546,433
Ratio of net expenses to average net assets	0.99%	0.66%		0.28%		0.06%		0.03%
Ratio of total expenses to average net assets	1.00%	0.92%		0.91%		0.91%		0.92%
Ratio of net investment income to average net assets	0.59%	0.02%		0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.

Please see accompanying notes to financial statements.

14

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: TD Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) and TD Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”) (each, a “Fund” and together, the “Funds”). The assets of each Fund are separate from those of each other Fund, and a shareholder’s interest in a particular Fund does not extend to any other Fund. Each Fund is a diversified Fund. The investment objective of each Fund is to seek maximum current income to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The Institutional U.S. Government Fund invests at least 99.5% of its total assets in cash, U.S. Treasury Bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. The Institutional Treasury Fund invests 100% of its net assets in U.S. Treasury obligations and repurchase agreements backed by such obligations and cash.

Note 2 — Significant Accounting Policies

The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with GAAP, which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — It is the policy of each Fund to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (“NAV”) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

Securities Valuation — Each Fund’s securities are valued using the amortized cost method, which approximates market value. The amortized cost method involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium.

15

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

As of October 31, 2018, all of the investments for the Institutional U.S. Government Fund and Institutional Treasury Fund are Level 2. For details of investment classifications, reference the Schedules of Investments.

For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities for all Funds. If applicable, transfers between levels are recognized at period end.

For the year ended October 31, 2018, there have been no significant changes to the Funds’ fair valuation methodologies.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc. (the Funds’ “Investment Manager” and “Administrator”) (under procedures adopted by the Board with respect to the money market funds), subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by each Fund under Master Repurchase Agreements (each, a “MRA” and together, the “MRAs”) which permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

16

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

At October 31, 2018, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Institutional U.S. Government Fund
Bank of Montreal	$80,904,000	$80,904,000	$—	$—
Bank of Nova Scotia	75,000,000	75,000,000	—	—
RBC Capital Markets	85,000,000	85,000,000	—	—
	$240,904,000	$240,904,000	$—	$—
Institutional Treasury Fund
Bank of Montreal	$97,122,000	$97,122,000	$—	$—
Bank of Nova Scotia	25,000,000	25,000,000	—	—
RBC Capital Markets	15,000,000	15,000,000	—	—
	$137,122,000	$137,122,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income — Interest income, including accretion and amortization of discounts and premiums, on securities is accrued daily.

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For the year ended October 31, 2018, earnings credits, as an offset to earnings debits, were less than $7,753 for each Fund.

Dividends and Distributions to Shareholders — Dividends arising from net investment income, if any, are declared daily and paid monthly. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of an Amended and Restated Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to each Fund, each Fund pays the Investment Manager an annual investment management fee. With respect to each of the Funds, such annual investment management fee is payable on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Fund, 0.09% of the next $1 billion, and 0.08% of average daily net assets over $2 billion.

17

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

The Investment Manager from time to time may waive fees or assume certain expenses of each Fund or Class, as the case may be (in each case, a “Voluntary Expense Limitation” and collectively, the “Voluntary Expense Limitations”), so that the annualized ratio of total operating expenses for the Fund or Class do not exceed the applicable Expense Cap shown in the table as follows.

Expense Cap
Institutional U.S. Government Fund
Institutional Class	0.20%
Institutional Service Class	0.45%
Commercial Class	0.85%
Institutional Treasury Fund
Institutional Service Class	0.45%
Commercial Class	0.95%

These Voluntary Expense Limitations were terminated on March 1, 2018 by the Investment Manager and its affiliates. The Voluntary Expense Limitations may not apply to non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations.

Any amount waived or paid pursuant to a Voluntary Expense Limitation (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Fund; provided, that a Fund shall not repay any such Waived Amount to the Investment Manager if such payment shall cause the relevant Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed; provided further, that no Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. As of October 31, 2018, the Institutional Treasury Fund waived or reimbursed fees subject to possible future reimbursement to the Investment Manager.

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Fund. For such services, each Fund pays the Administrator a monthly fee at an annual rate of 0.05% of average daily net assets. The Administrator has entered into an agreement with SEI Investments Global Funds Services (“SEI”), pursuant to which SEI performs certain administrative services for the Funds. The Administrator pays SEI’s fees for providing these services.

A Distribution Plan pursuant to Rule 12b-1 under the Act permits the Commercial Class of each of the Institutional U.S. Government Fund and Institutional Treasury Fund to pay from its assets distribution fees at a rate not to exceed 0.40% and 0.50%, respectively, of the annual average daily net assets of each such class. These distribution fees are computed and accrued daily and are paid to broker-dealers, including TD Ameritrade, Inc., TD Bank, N.A. and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors.

TD Ameritrade, Inc., an affiliate of the Investment Manager, has been retained under a Shareholder Services Agreement to perform certain shareholder services to its customers that are shareholders of the Institutional Service Class or Commercial Class of each of the Funds, pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to an annual fee (as a percentage of average daily net assets) of 0.25% payable to TD Ameritrade, Inc. under the Shareholder Services Agreement.

TD Bank, N.A., an affiliate of the Investment Manager, has been retained under a Shareholder Services Agreement to perform certain shareholder services to its customers that are shareholders of the Institutional Service Class or Commercial Class of each of the Funds, pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to an annual fee (as a percentage of average daily net assets) of 0.25% payable to TD Bank, N.A., under the Shareholder Services Agreement.

18

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

For the year ended October 31, 2018, the Investment Manager and its affiliates waived and/or reimbursed certain fees for each Fund, as follows:

	Investment Management Fees Waived/Expenses Reimbursed	Distribution Fees Waived	Shareholder Service Fees Waived	Total
Institutional U.S. Government Fund	N/A	N/A	N/A	N/A
Institutional Service Class	N/A	N/A	N/A	N/A
Commercial Class	N/A	N/A	N/A	N/A
N/A
Institutional Treasury Fund	$62,922	N/A	N/A	$62,922
Institutional Service Class	N/A	N/A	$86,548	86,548
Commercial Class	N/A	N/A	N/A	N/A
$149,470

All fees are waived and reimbursed at the class level of each Fund, with the exception of Investment Management fees which are waived and reimbursed at the fund level of each Fund.

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $69,500, payable quarterly;
2.	a meeting fee of $6,500 for each meeting attended in person;
3.	a meeting fee of $4,000 for each meeting attended by telephone;
4.	a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board;
5.	a meeting fee of $5,000 for each special meeting attended in person;
6.	retainer for the Chairman is $22,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,500 annually, payable quarterly.

Directors’ fees are allocated among the series of the Company.

Note 5 — Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes substantially all of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions, taken or expected to be taken in the course of preparing the Funds’ tax returns, to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax year (the current and prior 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

19

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

As of and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest of penalties.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

The tax character of distributions declared to shareholders for the fiscal years ended October 31, 2018 and October 31, 2017, for each Fund, were as follows:

		Ordinary Income
Institutional U.S. Government Fund	2018	$11,224,120
	2017	3,584,831
Institutional Treasury Fund	2018	$3,620,648
	2017	1,049,570

As of October 31, 2018, the components of Accumulated Losses on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Other Temporary Differences	Total Accumulated Losses
Institutional U.S. Government Fund	$796,242	$(74,271)	$(797,494)	$(75,523)
Institutional Treasury Fund	341,460	(54,806)	(341,583)	(54,929)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2018, capital loss carryforwards available to offset future capital gains was as follows:

Short-Term Loss
Institutional U.S. Government Fund	$74,271
Institutional Treasury Fund	54,806

During the year ended October 31, 2018, the Institutional Treasury Fund utilized $2,882 of capital loss carryforwards to offset capital gains.

As of October 31, 2018, the cost of investments of the Funds for Federal income tax purposes were substantially the same as the cost for financial reporting purposes.

20

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — October 31, 2018

Note 6 — Fund Risks

The income from each Fund will vary with changes in prevailing interest rates. In addition, certain of the Institutional U.S. Government Fund’s investments are subject to “credit risk,” which is the risk that an issuer will be unable to repay its obligations at maturity. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of the securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Additionally, each Fund is subject to “redemption risk,” which is the risk that a Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at an inopportune time or at a loss or depressed value.

Note 7 — New Accounting Pronouncement

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 8 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements. However, the following are details relating to subsequent events that have occurred since October 31, 2018.

On September 26, 2018, the Board approved the liquidation of each Fund pursuant to the terms of a Plan of Liquidation for each Fund. The approval by the Board of the liquidations was based on the recommendation of the Investment Manager, which has determined that the Funds are no longer viable from a business and economic perspective.

In connection with the liquidations, on November 16, 2018, the Investment Manager made a capital contribution to each Fund to increase the net asset value per share of the Funds to $1.0000. The purpose of the capital contributions was to offset the historical losses previously realized by each Fund and to ensure that shareholder interests were not diluted and all shareholders in the Fund received the same value upon the Fund’s liquidation or in redemptions made following the capital contribution, but prior to the liquidation.

Fund	Capital Contribution
TD Institutional U.S. Government Fund	$75,612
TD Institutional Treasury Obligations Money Market Fund	54,930

Each Fund was liquidated on November 19, 2018.

21

TD ASSET MANAGEMENT USA FUNDS INC.
TD Institutional U.S. Government Fund • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS — 25.4%
U.S. Treasury Bills
2.10%, 11/1/18 (A)	$50,000,000	$50,000,000
2.10%, 11/8/18 (A)	25,000,000	24,989,780
2.08%, 11/15/18 (A)	40,000,000	39,967,829
		114,957,609
U.S. Treasury Notes
3.75%, 11/15/18	10,000,000	10,006,225
TOTAL U.S. TREASURY OBLIGATIONS		124,963,834
U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.7%
FEDERAL FARM CREDIT BANK — 3.5%
2.12%, 11/1/18 (A)	17,000,000	17,000,000
FEDERAL HOME LOAN BANK — 14.2%
2.12%, 11/2/18 (A)	50,000,000	49,997,055
2.14%, 11/16/18 (A)	20,000,000	19,982,217
		69,979,272
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		86,979,272
COMMERCIAL PAPER — 8.8%
Army & Air Force Exchange
2.21%, 11/1/18 (A)	14,500,000	14,500,000
2.17%, 11/8/18 (A)	16,000,000	15,993,249
2.17%, 11/9/18 (A)	12,500,000	12,493,972
TOTAL COMMERCIAL PAPER		42,987,221
REPURCHASE AGREEMENTS — 49.1%
Counterparty: Bank of Montreal 2.18% dated 10/31/18, due 11/1/18 in the amount of $80,908,899, fully collateralized by U.S. Treasury obligations, par value $13 – $20,891,100, coupon range 0.00% – 3.63%, maturity range 11/1/18 – 8/15/47, value $82,522,107	80,904,000	80,904,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Counterparty: Bank of Nova Scotia 2.17% dated 10/31/18, due 11/1/18 in the amount of $75,004,521, fully collateralized by U.S. Treasury obligations, par value $50,600 – $40,304,000, coupon range 1.25% – 7.25%, maturity range 11/27/18 – 5/15/45, value $76,504,639	$75,000,000	$75,000,000
Counterparty: RBC Capital Markets 2.08% dated 10/31/18, due 11/1/18 in the amount of $85,004,911, fully collateralized by U.S. Treasury obligations, par value $257,200 – $44,630,700, coupon range 0.25% – 2.75%, maturity range 1/31/22 – 1/15/25, value $86,700,026	85,000,000	85,000,000
TOTAL REPURCHASE AGREEMENTS		240,904,000
TOTAL INVESTMENTS (Cost $495,834,327) — 101.0%		495,834,327
OTHER ASSETS AND LIABILITIES, NET — (1.0)%		(4,990,008)
NET ASSETS — 100.0%		$490,844,319
(A)	The rate shown is the effective yield at time of purchase.

Please see accompanying notes to financial statements.

22

TD ASSET MANAGEMENT USA FUNDS INC.
TD Institutional Treasury Obligations Money Market Fund • Schedule of Investments
October 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS — 53.7%
U.S. Treasury Bills
1.85%, 11/8/18 (A)	$10,000,000	$9,996,432
2.08%, 11/15/18 (A)	120,000,000	119,903,225
		129,899,657
U.S. Treasury Notes
3.75%, 11/15/18	30,000,000	30,018,675
TOTAL U.S. TREASURY OBLIGATIONS		159,918,332
REPURCHASE AGREEMENTS — 46.1%
Counterparty: Bank of Montreal 2.18% dated 10/31/18, due 11/1/18 in the amount of $97,127,881, fully collateralized by U.S. Treasury obligations, par value $100 – $32,023,000, coupon range 0.00% – 3.75%, maturity range 11/15/18 – 2/15/46, value $99,064,454	97,122,000	97,122,000
Counterparty: Bank of Nova Scotia 2.17% dated 10/31/18, due 11/1/18 in the amount of $25,001,507, fully collateralized by U.S. Treasury obligations, par value $10,600 – $9,184,800, coupon range 1.25% – 3.75%, maturity range 6/30/19 – 2/15/46, value $25,501,591	25,000,000	25,000,000

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Counterparty: RBC Capital Markets 2.08% dated 10/31/18, due 11/1/18 in the amount of $15,000,867, fully collateralized by U.S. Treasury obligations, par value $71,600 – $15,895,800, coupon range 1.88% – 2.25%, maturity range 1/31/22 – 11/15/25, value $15,300,043	$15,000,000	$15,000,000
TOTAL REPURCHASE AGREEMENTS		137,122,000
TOTAL INVESTMENTS (Cost $297,040,332) — 99.8%		297,040,332
OTHER ASSETS AND LIABILITIES, NET — 0.2%		577,948
NET ASSETS — 100.0%		$297,618,280
(A)	The rate shown is the effective yield at time of purchase.

Please see accompanying notes to financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of TD Institutional U.S. Government Fund and TD Institutional Treasury Obligations Money Market Fund and the Board of Directors of TD Asset Management USA Funds Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of TD Institutional U.S. Government Fund and TD Institutional Treasury Obligations Money Market Fund (the “Funds”) (two of the series constituting TD Asset Management USA Funds Inc. (the “Company”) including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the series constituting TD Asset Management USA Funds Inc.) at October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, where due to error or fraud. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more TD Asset Management investment companies since 1996.

Philadelphia, Pennsylvania
December 17, 2018

24

Director and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons” of the Company, as defined in the Investments Company Act of 1940 as amended (the “1940 Act”), are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Company’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing your investment advisor or TD Ameritrade Institutional at 4075 Sorrento Valley Blvd, Suite A, San Diego, CA 92121 or by calling 800-431-3500 or by writing TD Asset Management USA, Funds Inc., Shareholder Services, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 1-866-416-4031. The following chart lists Directors and Officers as of October 31, 2018.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 66	Chairman of the Board and Director	Chairman of Board since 6/20/13; Chairman of Nominating/ Governance Committee since March 2011 to June 2017; Director since 3/30/09	Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) since 2004; Executive Vice Chairman and Senior Advisor at Kennedy Wilson (international real estate firm), 2009 – 2016.	11	Director, AbelNoser Holdings (2016 – present); Member, USC Marshall Business School Board (2010 – present); President and Trustee, Christ Church (2008 - 2016); Director, Lepercq de Neuflize (2009 - 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 - 2014) of Whittier College; Director, FEG, Investment Advisors (2017 – present); Director, Independent Life Insurance Company (2018 - present). Chairman of the Board and Independent Director, North Square Investments Trust (2018 – present).

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 67	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee since 3/24/11	Trustee of Albany Law School (2000-2015); Vice Chairman (2013-2015); Retired Executive Vice President and General Counsel, Dime Bancorp, Inc.; Former Senior Adviser to New York State Banking Department; real estate investor.	11	Trustee Emeritus of Albany Law School.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 56	Director; Chairman of the Nominating/ Governance Committee	Director since 9/23/14; Chairman of the Nominating/Governance Committee since 6/22/17	President & CEO of Discovery Data, a leading financial services industry data provider (2009 – present).	11	Independent Trustee, Arbitrage Funds; Director, FTJ Fund Choice Holdings, LLC.

Interested Director
BARBARA F. PALK ††† c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 67	Director	Since: 12/17/10	Retired Senior Vice President — TD Bank Group.	11	Director of Ontario Teachers’ Pension Plan Board (2012 – present); Director of First National Financial Corp. (2013 – present); Trustee of Crombie REIT (2014 – present); Trustee (2011 – 5/31/2016) and Chair of Queens University (2012 – 5/31/2016).
†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2018.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

25

Director and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served††††	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors
R. MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 55	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Chief Risk Officer of TD Asset Management Inc. from 2002 – 2015 and 2017 – present.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 54	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 47	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

JAMES BERNSTEIN c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 56	Secretary	Since 12/18/17	Attorney, SEI Investments, since 2017; Former Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 59	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.
††††	The table shows the time period for which each individual has served as Officer. There is no set term of office for Officers.

26

(This page intentionally left blank)

27

TDAMANN02

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has one audit committee financial expert serving on its audit committee.

3(a)	(2) The audit committee financial expert is James Kelly who is “independent” for purposes of this item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2017 - $189,510

2018 - $195,750

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2017 - $0

2018 - $0

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2017 - $60,417

2018 - $61,133

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item. Registrants shall describe the nature of services comprising the fees disclosed under this category.

2017 - $0

2018 - $0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided by to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 - 0%

2018 - 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing service to the registrant for each of the last two fiscal years of the registrant.

2017 - $60,417

2018 - $61,133

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers are attached hereto, evidencing a change to the Principal Executive Officer.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TD Asset Management USA Funds Inc.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date January 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date January 3, 2019

By (Signature and Title)* /s/ Eric Kleinschmidt, Treasurer

Eric Kleinschmidt, Treasurer

Date January 3, 2019

* Print the name and title of each signing officer under his or her signature.